As filed with the Securities and Exchange Commission on July 31, 2019

1933 Act Registration No. 033-70742

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO. 3

And

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

(Exact Name of Registrant as Specified in Charter)

Jayson R. Bronchetti, President

1300 South Clinton Street

Fort Wayne, Indiana 46802

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (260) 455-2000

Ronald A. Holinsky, Esquire

Lincoln Financial Group

150 N. Radnor-Chester Road

Radnor, PA 19087

(Name and Address of Agent for Service)

Copies of all communications to:

Robert A. Robertson, Esquire

Dechert, LLP

2010 Main Street, Suite 500

Irvine, CA 92614

It is proposed that this filing will become effective:

[    ] immediately upon filing pursuant to paragraph (a) of Rule 488

[X] on August 29, 2019 pursuant to paragraph (a) of Rule 488

Title of Securities Being Registered: Shares of Beneficial Interest.

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

1300 South Clinton Street

Fort Wayne, Indiana 46802

August 29, 2019

Dear Contract Owners and Shareholders:

Enclosed is a notice and combined Proxy Statement and Prospectus relating to a Special Meeting of Shareholders of LVIP Franklin Templeton Value Managed Volatility Fund (the “Acquired Fund”).

The Acquired Fund is a series of Lincoln Variable Insurance Products Trust (the “Trust”). The Special Meeting of Shareholders (the “Meeting”) of the Acquired Fund is scheduled to be held at the Trust’s offices located at 1300 South Clinton Street, Fort Wayne, Indiana 46802, on October 31, 2019 at 11:00 a.m., Eastern time. At the Meeting, the shareholders of the Acquired Fund who are entitled to vote at the Meeting will be asked to approve the proposal described below.

The Trust’s Board of Trustees (the “Board”) has called the Meeting to request shareholder approval of the Agreement and Plan of Reorganization, which provides for the reorganization of the Acquired Fund into the LVIP BlackRock Dividend Value Managed Volatility Fund (the “Acquiring Fund”), also a series of the Trust (the “Reorganization”). Each Fund is managed by Lincoln Investment Advisors Corporation.

As an owner of a variable life insurance policy and/or a variable annuity contract or certificate that participates in the Acquired Fund through the investment divisions of a separate account or accounts established by The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“Lincoln New York”), you are entitled to instruct Lincoln Life and Lincoln New York, as applicable, how to vote the Acquired Fund shares related to your interest in those accounts held as of the close of business on June 28, 2019. (For convenience, contract owners and policy participants are referred to collectively as “Contract Owners.”) The attached Notice of Special Meeting of Shareholders and combined Proxy Statement and Prospectus concerning the Meeting describe the matters to be considered at the Meeting. You should read the combined Proxy Statement and Prospectus prior to completing your voting instruction card.

The Board has approved the proposal and recommends that you vote “FOR” the proposal. Although the Board has determined that a vote “FOR” the proposal is in your best interest, the final decision belongs to the Contract Owners.

If the Reorganization is approved and implemented, each Contract Owner that invests indirectly in the Acquired Fund will automatically become a Contract Owner that invests indirectly in the Acquiring Fund.

You are cordially invited to attend the Meeting. Since it is important that your vote be represented whether or not you are able to attend, you are urged to consider these matters and to exercise your voting instructions by completing, dating, and signing the enclosed voting instruction card and returning it in the accompanying return envelope at your earliest convenience or by relaying your voting instructions via telephone or the Internet by following the enclosed instructions. For further information on how to provide voting instructions, please see the Contract Owners Voting Instructions included herein. Of course, we hope that you will be able to attend the Meeting, and if you wish, you may provide voting instructions in person, even though you may have already returned a voting instruction card or submitted your voting instructions via telephone or the Internet. Please respond promptly in order to save additional costs of proxy solicitation and in order to make sure you are represented.

Very truly yours,

/s/ Jayson R. Bronchetti
Jayson R. Bronchetti
President
Lincoln Variable Insurance Products Trust

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF

LVIP FRANKLIN TEMPLETON VALUE MANAGED VOLATILITY FUND

TO BE HELD ON OCTOBER 31, 2019

To the Contract Owners and Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of LVIP Franklin Templeton Value Managed Volatility Fund (the “Acquired Fund”), a series of Lincoln Variable Insurance Products Trust (the “Trust”), will be held on October 31, 2019 at 11:00 a.m., Eastern time, at the offices of the Trust, located at 1300 South Clinton Street, Fort Wayne, Indiana 46802.

The Meeting will be held to act on the following proposals:

1.

To approve the Agreement and Plan of Reorganization with respect to the reorganization of the Acquired Fund into the LVIP BlackRock Dividend Value Managed Volatility Fund (the “Acquiring Fund”), also a series of the Trust.

2.	To transact other business that may properly come before the Meeting or any adjournments thereof.

The Board of Trustees of the Trust unanimously recommends that you vote in favor of the relevant proposal(s).

Only shareholders of record who owned shares of the Acquired Fund at the close of business on June 28, 2019 (the “Record Date”) are entitled to vote at the Meeting and at any adjournments or postponements thereof. As a shareholder of record of the Acquired Fund on the Record Date, you have the right, and are being asked, to direct how your shares should be voted.

Shares of the Acquired Fund are directly or indirectly sold primarily to separate accounts of The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“Lincoln New York”) that support certain variable annuity contracts and variable life insurance policies (the “Accounts”) issued by such companies. (For convenience, contract owners and policy participants are referred to collectively as “Contract Owners.”) Contract Owners have the right to instruct Lincoln Life and Lincoln New York, as applicable, as the record owners of shares of the Acquired Fund that are owned in the Accounts, how to vote the shares of the Acquired Fund that are attributable to those Accounts at the Meeting.

To assist you, a voting instruction card is enclosed. In addition, a combined Proxy Statement and Prospectus describing the matters to be voted on at the Meeting or any adjournment(s) thereof is included with this Notice. The enclosed voting instruction card is being solicited on behalf of the Board of Trustees of the Trust.

We realize that you may not be able to attend the Meeting. However, we do need your voting instructions. Whether or not you plan to attend the Meeting, please promptly complete, sign, and return each voting instruction card included with this Proxy Statement and Prospectus in the enclosed postage-paid envelope or provide your voting instructions by mail, telephone, or through the Internet as explained in the enclosed Proxy Statement and Prospectus. If you decide to attend the Meeting, you may revoke your prior voting instructions and provide voting instructions or your vote in person. The number of shares of the Acquired Fund attributable to you will be voted in accordance with your voting instruction card.

If you have any questions about the Meeting, please feel free to call (800) 4LINCOLN (454-6265).

By Order of the Board of Trustees of the Trust,

/s/ Samuel K. Goldstein
Samuel K. Goldstein
Assistant Secretary
August 29, 2019

Important notice regarding the availability of proxy materials for the shareholder Meeting to be held on October 31, 2019: this Notice of Special Meeting of Shareholders, Proxy Statement and the form of voting instruction card are available on the Internet at https://www.proxy-direct.com/lin-30784.

PROXY STATEMENT

for

LVIP Franklin Templeton Value Managed Volatility Fund

(a series of Lincoln Variable Insurance Products Trust)

PROSPECTUS

for

LVIP BlackRock Dividend Value Managed Volatility Fund

(a series of Lincoln Variable Insurance Products Trust)

Dated August 29, 2019

1300 South Clinton Street

Fort Wayne, Indiana 46802

This combined Prospectus and Proxy Statement (“Proxy Statement/Prospectus”) is being furnished to you in connection with the solicitation of voting instructions relating to the Lincoln Variable Insurance Products Trust (the “Trust”), by the Trust’s Board of Trustees (the “Board”), for a special meeting of shareholders (the “Meeting”) of LVIP Franklin Templeton Value Managed Volatility Fund (the “Acquired Fund”), to be held at the offices of the Trust located at 1300 South Clinton Street, Fort Wayne, Indiana 46802, at 11:00 a.m. Eastern Time on October 31, 2019.

The Board is soliciting voting instructions/proxies from its shareholders with respect to the following proposals:

1.

To approve the Agreement and Plan of Reorganization with respect to the reorganization of the Acquired Fund into the LVIP BlackRock Dividend Value Managed Volatility Fund (the “Acquiring Fund” and together with the Acquired Fund, the “Funds”), also a series of the Trust.

2.	To transact other business that may properly come before the Meeting or any adjournments thereof.

The reorganization described in Proposal 1 is referred to herein as the “Reorganization.”

Only shareholders of record who owned shares of the Acquired Fund at the close of business on June 28, 2019 (the “Record Date”) are entitled to vote at the Meeting and at any adjournments or postponements thereof.

Shares of the Acquired Fund are directly or indirectly sold primarily to separate accounts of The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“Lincoln New York”) that support certain variable annuity contracts and variable life insurance policies (the “Accounts”) issued by such companies. (For convenience, contract owners and policy participants are referred to collectively as “Contract Owners.”) Contract Owners have the right to

1

instruct Lincoln Life and Lincoln New York, as applicable, as the record owners of shares of the Acquired Fund that are owned in the Accounts, how to vote the shares of the Acquired Fund that are attributable to those Accounts at the Meeting.

As a shareholder of record of the Acquired Fund on the Record Date, you have the right, and are being asked, to direct the persons listed on the enclosed voting instruction card as to how your shares in the Acquired Fund should be voted.

The date of the first mailing of the voting instruction card and this Proxy Statement/Prospectus to shareholders and to the corresponding Contract Owners will be on or about August 29, 2019. If you have any questions about the Meeting, please feel free to call us toll free at (800) 4LINCOLN (454-6265).

It is important for you to provide voting instructions or vote on the proposal described in this Proxy Statement/Prospectus. We recommend that you carefully read this Proxy Statement/Prospectus in its entirety as the explanations will help you to decide how to vote on the proposal. This Proxy Statement/Prospectus, which you should retain for future reference, sets forth concisely the information that you should know about the Acquired Fund, the Acquiring Fund, and the Agreement and Plan of Reorganization.

This Proxy Statement/Prospectus and a voting instruction card also will be available at https://www.proxy-direct.com/lin-30784. It is expected that one or more representatives of Lincoln Life and Lincoln New York will attend the Meeting in person or by proxy and will vote shares held by Lincoln Life and Lincoln New York in accordance with voting instructions received from its Contract Owners and in accordance with voting procedures established by the Trust.

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus:

1.

The Prospectus and Statement of Additional Information of the Trust with respect to the Acquired Fund, dated May 1, 2019 (File Nos. 33-70742 and 811-08090) as supplemented on July 29, 2019 (SEC Accession No. 0001193125-19-205111);

2.	The Prospectus and Statement of Additional Information of the Trust with respect to the Acquiring Fund, dated May 1, 2019 (File Nos. 33-70742 and 811-08090) (SEC Accession No. 0001193125-19-129354).

3.	The Statement of Additional Information dated August 29, 2019, relating to the Reorganization (File No. 333-229221).

For a free copy of any of these documents, please call 1-800-4LINCOLN (454-6265) or write to the Trust at the address above.

2

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934. Accordingly, it must file certain reports and other information with the SEC. You can get reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

3

SUMMARY	1
THE PROPOSED REORGANIZATION	4
ADDITIONAL INFORMATION ABOUT THE REORGANIZATION	21
ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND	30
FINANCIAL HIGHLIGHTS	39
SHAREHOLDER AND VOTING INFORMATION	42
APPENDIX A: FORM OF AGREEMENT AND PLAN OF REORGANIZATION	A-1

4

SUMMARY

We recommend that you read the enclosed Proxy Statement/Prospectus. In addition to the detailed information in the Proxy Statement/Prospectus, the following questions and answers provide an overview of key information about the Reorganization.

Q.	Why are we sending you the Proxy Statement/Prospectus?

A.

On June 5, 2019, the Board approved the Reorganization of the Acquired Fund into the Acquiring Fund. You are receiving the enclosed Proxy Statement/Prospectus in connection with a special shareholder meeting of the Acquired Fund. At the special meeting, shareholders of the Acquired Fund will be asked to vote on the approval of an Agreement and Plan of Reorganization providing for the Reorganization of the Acquired Fund into the Acquiring Fund.

Q.	Why has the Board approved the Reorganization proposal?

A.

The Board concluded that the Reorganization is in the best interests of the Acquiring Fund and the Acquired Fund. The Board based its approval on several factors, such as the Funds’ similar, but not identical, investment objectives and principal investment strategies (as described below under “Comparison of Investment Objectives, Policies, and Strategies”); the Acquiring Fund’s lower net annual operating expense ratio for Service Class shares (as described below under “Comparative Fee and Expense Tables”); the comparative performance of the Funds (as described below under “Comparative Performance Information”); and improved prospects for economies of scale in the Acquiring Fund after the Reorganization due to the additional assets that the Acquiring Fund would acquire in the Reorganization. Further information on the Board’s considerations is included under “Additional Information About the Reorganization—Board Considerations.”

Q.	What will happen to the existing shares?

A.

Immediately after the Reorganization, you indirectly will own shares of the Acquiring Fund that are equal in total value, as of the closing date of the Reorganization, to your shares of the Acquired Fund held as of such time. Therefore, your investment will not lose value as a result of the Reorganization.

Q.	How do the fees and expenses compare?

A.

The net annual fund operating expense ratio of the Acquiring Fund is lower than the net annual fund operating expense ratio of the Acquired Fund (including acquired fund fees and expenses), which reflects the Acquiring Fund’s expense cap. As a result, following the Reorganization, former investors in the Acquired Fund will experience an immediate reduction in costs. In addition, Lincoln Investment Advisors Corporation (the “Adviser”), the investment adviser to each

Fund, has contractually agreed to reimburse the expenses of the Acquiring Fund for two years following the Reorganization to the extent required to prevent the net annual fund operating expense ratio of Service Class shares from exceeding 0.93%. This agreement may be amended or terminated only with the mutual agreement of the Board and the Adviser.

The section entitled “The Proposed Reorganization—Comparative Fee and Expense Tables” of the Proxy Statement/Prospectus compares the fees and expenses of the Acquired Fund and the Acquiring Fund in detail.

Q.	How do the Acquired Fund’s and Acquiring Fund’s investment goals and principal investment strategies compare?

A.

The objective of the Acquiring Fund is to seek reasonable income by investing primarily in income-producing equity securities. The objective of the Acquired Fund is to seek capital appreciation. As explained in greater detail below in the discussion of the Reorganization, there are differences between the principal investment strategies of the Acquiring Fund and the principal investment strategies of the Acquired Fund, most significantly that the Acquired Fund seeks to achieve its investment objective by investing in underlying funds, while the Acquiring Fund utilizes subadvisers to manage its investments on a day-to-day basis. However, the Funds’ underlying investment strategies are similar, but not identical.

Q.	Will I be able to purchase, redeem, and exchange shares and receive distributions the same way?

A.	The Funds have identical distribution procedures, purchase procedures, exchange rights and redemption procedures.

Q.	Will I have to pay federal income taxes as a result of the Reorganization?

A.

Shares of the Funds are offered only through variable annuity and variable life products. Because these products allow tax-free treatment for transactions within such products, you are not expected to recognize any gain or loss for federal income tax purposes on the exchange of shares of the Acquired Fund for shares of the Acquiring Fund, though the Reorganization is not itself structured so as to qualify as a tax-free transaction.

Q.	Who will manage the Acquiring Fund after the Reorganization?

A.

The Adviser serves as the investment adviser to the Acquired Fund and the Acquiring Fund. The Acquiring Fund is sub-advised by BlackRock Investment Management LLC (“BlackRock”). SSGA Funds Management, Inc. (“SSGA FM”) also serves as a sub-adviser to the Acquiring Fund, managing the volatility overlay strategy.

Q.	Who will pay the costs of the Reorganization?

A.

The Adviser shall bear all costs incurred in connection with the Reorganization, including any brokerage and portfolio transition costs. Total costs of the Reorganization are projected to be approximately $197,000, including proxy solicitation costs of $11,000.

In the Reorganization, it is anticipated that the Acquired Fund will redeem all of its holdings of underlying funds, with the redeemed proceeds to be transferred to the Acquiring Fund. The Acquiring Fund is expected to deploy the cash to increase the size of positions in securities held by the Acquiring Fund at the time of the Reorganization. As a result, it is expected that the Acquiring Fund’s portfolio post-Reorganization will resemble as nearly as possible the Acquiring Fund’s portfolio pre-Reorganization.

Q.	What will happen if shareholders of the Acquired Fund do not approve the Reorganization Proposal or the transaction is otherwise not completed?

A.

If the Reorganization is not completed for any reason, the Board will consider other possible courses of action, including continuing to operate the Acquired Fund as a stand-alone fund, merging the Acquired Fund into another fund, or liquidating the Acquired Fund.

Q.	When will the Reorganization occur?

A.	The Reorganization is expected to be completed on or about November 15, 2019.

Q.	How does the Board recommend that I vote?

A.	The Board unanimously recommends that you vote in favor of the Reorganization Proposal.

THE PROPOSED REORGANIZATION

PROPOSAL 1

Proposal 1: To approve the Agreement and Plan of Reorganization with respect to the Reorganization of the Acquired Fund into the Acquiring Fund.

Proposal 1 requests your approval of the Agreement and Plan of Reorganization pursuant to which the Acquired Fund will be reorganized into the Acquiring Fund. In considering whether you should approve the Proposal, you should note that:

-

Investment Objectives. The objective of the Acquired Fund is to seek capital appreciation. The objective of the Acquiring Fund is to seek reasonable income by investing primarily in income-producing equity securities.

-	Investment Strategies. The Funds have investment strategies are similar, but not identical.

o

Both Funds utilize a value-oriented strategy with allocations to income-producing securities, with the Acquiring Fund using dividend-producing equities and the Acquired Fund investing in dividend-producing equities as well as fixed income securities.

o

Each Fund also seeks to manage portfolio volatility by employing an actively managed risk overlay. For each Fund, the Adviser has engaged SSGA FM to manage the risk overlay with its proprietary volatility forecasting model by selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and to seek to reduce the impact of significant market downturns during periods of high volatility.

o	For a detailed comparison, see “Comparison of Investment Objectives, Policies and Strategies” below.

-

Risks. Each Fund’s principal risks include market risk, value stocks risk, growth stocks risk, foreign investments risk, convertible bond risk, risk management strategy risk, futures risk, leverage risk, hedging risk, and liquidity risk. Asset allocation risk, small and medium-cap companies risk, below investment grade risk, credit risk, distressed securities risk, interest rate risk, merger arbitrage risk, prepayment/call risk, and regional risk are also principal risks of the Acquired Fund, while medium cap companies risk, currency management risk, emerging markets risk, foreign currency risk, income stocks risk, passive management risk, and preferred securities risk are principal risks of the Acquiring Fund. For a detailed comparison of the Funds’ risks, see “Comparison of Principal Risk Factors” below. For an explanation of the particular risks, see “Additional Information About the Reorganization—Descriptions of Risk Factors” below.

-	Fees and Expenses. Shareholders will not pay any sales charges or expenses in connection with the Reorganization. The Adviser has agreed to bear all costs of the Reorganization.

-

The Acquired Fund’s current net expense ratios (including acquired fund fees and expenses) for Service Class shares is 0.99%. If shareholders approve the Reorganization, the projected net expense ratio of the Service Class shares of the Acquiring Fund is 0.93%.

-

The Acquired Fund’s gross management fee rate is 0.65%. The Acquired Fund is subject to an advisory fee waiver agreement between the Adviser and the Trust. This agreement pursuant to which the Adviser has agreed to contractually waive the following portion of its advisory fee: 0.62% of the Acquired Fund’s average daily net assets, will continue at least through April 30, 2020 and cannot be terminated before that date without the mutual agreement of the Board and the Adviser. The Acquiring Fund’s current and projected post-Reorganization gross management fee rate is 0.72%. The Acquiring Fund is subject to the advisory fee waiver agreement between the Adviser and the Trust, which will continue at least through April 30, 2020 and cannot be terminated before that date without the mutual agreement of the Board and the Adviser. Pursuant to that agreement, the Adviser has agreed to contractually waive the following portion of its advisory fee: 0.11% on the first $750 million of the Acquiring Fund’s average daily net assets; and 0.15% of the Acquiring Fund’s average daily net assets in excess of $750 million.

-

For a more detailed description of the fees and expenses of the Funds, please see “Comparative Fee and Expense Tables,” “Additional Information about the Acquiring Fund,” and “Additional Information about the Reorganization.”

-

Performance. The Acquiring Fund has a longer history of performance than the Acquired Fund. As of December 31, 2018, the average annual total return for the Acquiring Fund’s Service Class shares for the one year period was -8.14%; for the 5 year period was 3.14%; and for the 10 year period was 8.49%, respectively.

-	As of December 31, 2018, the average annual total return for the Acquired Fund’s Service Class shares for the one year period was -6.81%; and since inception (1/2/14) was 1.92%, respectively.

-	As of December 31, 2018, the Acquired Fund’s net assets were approximately $297 million and the Acquiring Fund’s net assets were approximately $1.19 billion.

-

Service Providers. The Funds have the same service providers. The Adviser serves as the investment manager for each Fund and Lincoln Life acts as fund administrator for each Fund. For a detailed description of the Adviser and Lincoln Life, please see “Additional Information about the Acquiring Fund.”

-

Effects of the Reorganization. Following the Reorganization, the Acquiring Fund will continue to be managed in accordance with its investment objective, policies and strategies. It is not expected that the Acquiring Fund will revise any of its investment policies following the Reorganization. If the Reorganization is approved, all of the Acquired Fund’s assets on or around the Closing Date will be transferred to the Acquiring Fund and reinvested. The Adviser shall bear the costs of such transition, including brokerage. The liquidation of the Acquired Fund’s assets is expected to result in it realizing gains (or losses) that would not otherwise have been realized; these are not expected to impact Contract Owners because all Fund shares are held through tax-deferred variable annuity and life insurance products.

-	The Adviser will pay all costs of the Reorganization, such as printing and mailing, legal, accounting, proxy solicitation, and brokerage costs are estimated to be approximately $197,000.

Comparative Fee and Expense Tables

The following tables show the current fees and expenses of each Fund and the estimated pro forma fees and expenses of the Acquiring Fund after giving effect to the proposed Reorganization. The tables below do not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. The Reorganization will not affect any Contract-related fees or expenses. See a Contract prospectus for a description of those fees and expenses.

Shareholder fees (paid directly from your investment)
Pro forma
LVIP Franklin Templeton Value Managed Volatility Fund	LVIP BlackRock Dividend Value Managed Volatility Fund	LVIP BlackRock Dividend Value Managed Volatility Fund (assuming Reorganization is approved)
None	None	None

Annual Operating Expenses

Fees and expenses for each Fund are based on those incurred by it for the 12 month period ended December 31, 2018, and for the Acquiring Fund are adjusted to reflect the current structure of the Fund effective November 15, 2019. The pro forma fees and expenses of the Acquiring Fund are calculated as if the Reorganization were in effect for the 12 months ended December 31, 2018.

			Pro forma
Service Class Shares	LVIP Franklin Templeton Value Managed Volatility Fund	LVIP BlackRock Dividend Value Managed Volatility Fund	LVIP BlackRock Dividend Value Managed Volatility Fund (assuming Reorganization is approved)
Annual fund operating expenses (expenses that are deducted from fund assets)
Management Fees	0.65%	0.72%	0.72%
Distribution and/or Service (12b-1) Fees	0.35%	0.25%	0.25%
Other Expenses	0.07%	0.09%	0.08%
Acquired Fund Fees and Expenses (AFFE)	0.59%	0.01%	0.01%
Total annual fund operating expenses (including AFFE)	1.66% [1]	1.07%[1]	1.06%
Less Fee Waiver and Expense Reimbursement	(0.67%) [2]	(0.13%) [3]	(0.13%) [3,4]
Net annual fund operating expenses	0.99%	0.94%	0.93%
1.

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include AFFE.

2.

The Adviser has contractually agreed to waive the following portion of its advisory fee: 0.62% of the Fund’s average daily net assets. The Adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.40% of the Fund’s average daily net assets for the Service Class. Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual fund operating expenses of the Service class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of reimbursement, or (b) the current expense limitation in effect, if any. Both agreements will continue through at least April 30, 2020 and cannot be terminated before that date without the mutual agreement of the Board and the Adviser.

3.

The Adviser has contractually agreed to waive the following portion of its advisory fee: 0.11% on the first $750 million of the Acquiring Fund’s average daily net assets; and 0.15% of the Acquiring Fund’s average daily net assets in excess of $750 million. The agreement will continue through at least April 30, 2020 and can be terminated before that date only with the mutual agreement of the Board and the Adviser.

4.

The Adviser also has contractually agreed to reimburse the expenses of the Acquiring Fund for two years following the Reorganization to the extent required to prevent the net annual fund operating expense ratio of Service Class shares from exceeding 0.93%. The agreement cannot be terminated or amended without the mutual agreement of the Board and the Adviser.

Example of Fund Expenses

This example is intended to help you compare the costs of investing in the Funds with the cost of investing in other investment options. The example assumes that you invest $10,000 in a Fund for the time periods indicated; your investment has a 5% return each year; the Fund’s operating expenses remain the same; and any fee waiver or expense limitation agreements are not renewed after their expiration dates described in the footnotes to the expense table above.

This example does not reflect any Contract-related fees and expenses, including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Service Class	1 year	3 years	5 years	10 years
LVIP Franklin Templeton Value Managed Volatility Fund	$101	$457	$838	$1,906
LVIP BlackRock Dividend Value Managed Volatility Fund	$96	$328	$578	$1,294
LVIP BlackRock Dividend Value Managed Volatility Fund (assuming Reorganization is approved)	$95	$311	$559	$1,270

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance. During the fiscal year ended December 31, 2018, the portfolio turnover rates for the Acquired Fund and the Acquiring Fund were 12% and 37%, respectively.

Comparison of Investment Objectives, Policies, and Strategies

The objective of the Acquiring Fund is to seek reasonable income by investing primarily in income-producing equity securities. The objective of the Acquired Fund is to seek capital appreciation.

The Funds have investment strategies that are similar, but not identical. The Acquiring Fund invests at least 80% of its net assets in large capitalization, dividend paying, equity securities. The Acquiring Fund does this directly, with BlackRock Investment Management, LLC (“BlackRock”) as subadviser, while the Acquired Fund does so through investments in underlying funds. Each Fund also seeks to control portfolio volatility by employing an actively managed risk overlay.

For each Fund, the Adviser has engaged SSGA FM to manage the risk overlay with its proprietary volatility forecasting model by selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and to seek to reduce the impact of significant market downturns during periods of high volatility.

The following table compares the investment objectives and the principal investment policies and strategies of the Funds. For more detailed information about each Fund’s investment strategies and risks, see the Statement of Additional Information dated May 1, 2019.

	Acquired Fund	Acquiring Fund

	LVIP Franklin Templeton Value Managed Volatility Fund	LVIP BlackRock Dividend Value Managed Volatility Fund
Investment Objective	The investment objective of the Fund is to seek capital appreciation.	The investment objective of the Fund is to seek reasonable income by investing primarily in income-producing equity securities.

	This objective is non-fundamental and may be changed without shareholder approval.	This objective is non-fundamental and may be changed without shareholder approval.

Principal Investment Strategies	Lincoln Investment Advisors Corporation (“Adviser”) serves as the investment adviser to the Fund.

Lincoln Investment Advisors Corporation (“Adviser”) serves as the investment adviser to the Fund. The Adviser has selected

BlackRock Investment Management LLC (“BlackRock” or the “Sub-Adviser”) to serve as the Fund’s sub-adviser. The Sub-Adviser is responsible for

Acquired Fund	Acquiring Fund
the day-to-day management of the Fund’s assets that the Adviser allocates to each investment strategy. The Adviser may change the allocation at any time, in its sole discretion, and the percentage of the Fund’s assets allocated to each strategy may change over time.

The Fund operates under a “fund of funds” structure. The Fund pursues its investment objective by primarily investing in other mutual funds (the “underlying funds”), while seeking to control the level of portfolio volatility by employing an actively managed risk management overlay.

Value Strategy. The underlying funds are Franklin funds. The underlying funds invest in equity securities, including common stock (generally value stocks), preferred stock, or securities convertible into common or preferred stock. Certain underlying funds also may invest in debt securities of all types, including debt securities that are rated below investment grade (also known as “junk” bonds) and mortgage-backed securities.

Certain underlying funds also may invest in foreign securities, either directly or through depositary receipts. Certain underlying funds invest in equity securities of U.S. or foreign companies that the underlying fund’s management believes are available at market prices less than their value based on certain

The Fund, under normal circumstances, seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities. The Fund will generally employ a value-oriented analysis and, under normal circumstances, will invest at least 80% of its net assets in large capitalization, dividend paying, equity securities. The Fund may invest in securities of companies with any market capitalization, but generally focuses on large-cap securities. The Fund also may invest in convertible securities and non-convertible preferred stock. Equity securities include common stock (both growth and value stocks), preferred stock, or securities convertible into common stock. Convertible securities generally are debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (“debt security convertibles”) or dividends (“preferred stock”). A convertible’s value usually reflects both the stream of current income payments and the

Acquired Fund	Acquiring Fund

recognized or objective criteria (intrinsic value). The Fund does not impose a limitation on the geographical locations or percentage of holdings of domestic and foreign issuers of the securities which the Fund holds through the underlying funds. To a lesser extent, certain underlying funds also may invest in merger arbitrage securities and the debt and equity of distressed companies. Certain underlying funds also may, from time to time, attempt to hedge against market risk using a variety of derivatives. For purposes of pursuing their investment goals, certain underlying funds may enter into currency-related transactions involving certain derivative instruments, including currency forwards and currency futures contracts (including currency index futures contracts). The use of derivative currency transactions may allow certain underlying funds to obtain net long or net negative (short) exposure to selected currencies.

Certain underlying funds may also enter into various other transactions involving derivatives, including put and call options on equity securities and swap agreements (which may include total return and credit default swaps). Certain underlying funds may use any of the above currency techniques or other derivative transactions for the purposes of enhancing Fund returns, increasing liquidity, market value of the underlying common stock. Preferred stock is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock also may be convertible into common stock. The Fund may invest up to 25% of the Fund’s assets in securities of foreign issuers. The Fund may invest in securities from any country, including emerging markets. The Fund may invest in securities denominated in both U.S. dollars and non-U.S. dollar currencies.

For the “equity dividend” strategy, BlackRock selects investments that it believes will both increase in value over the long term and provide current income, focusing on investments that will do both, instead of those that will favor current income over capital appreciation.

For the “select dividend” strategy, BlackRock uses a quantitative, index-oriented approach to replicate the securities included in the Dow Jones U.S. Select Dividend Index (the “Underlying Index”), which measures the performance of a selected group of equity securities issued by companies that have provided relatively high dividend yields on a consistent basis over time.

Acquired Fund	Acquiring Fund

gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in currency exchange rates, market prices and other market factors.

Certain underlying funds invest in a broadly diversified portfolio of equity securities that the underlying fund’s management considers to be financially strong, with a focus on “blue chip” companies. Certain underlying funds invest predominantly in equity securities of financially sound companies that have paid consistently rising dividends. Companies that have paid consistently rising dividends include those companies that currently pay dividends on their common stocks and have maintained or increased their dividend rate during the last four consecutive years.

Certain underlying funds invest in a diversified portfolio of debt and equity securities and may shift from one asset class to another based on the underlying fund management’s analysis of the best opportunities for the underlying fund in a given market. Certain underlying funds may invest substantially all of their assets in below investment grade debt securities.

On at least an annual basis, the Adviser will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund’s investment strategy and objective, including revising the

Acquired Fund	Acquiring Fund

weightings among the investments described above and adding underlying funds to or removing underlying funds from the asset allocation strategy. The Adviser will also periodically rebalance the weightings in the underlying funds held by the Fund to the current asset allocation strategy. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market.

The Adviser uses various analytical tools and proprietary and third party research to construct the portfolio. The underlying fund allocation is made based on the Fund’s particular asset allocation strategy, the Adviser’s desired asset class exposures, country and regional exposure, and the investment styles and performance of the underlying funds. The Adviser also considers the portfolio characteristics and risk profile for each underlying fund over various periods and market environments to assess each underlying fund’s suitability as an investment for the Fund.

The Fund intends to allocate to underlying funds including, but not limited to, the Franklin Mutual Shares VIP Fund (in an amount initially expected to be 50% of the portion of the Fund’s assets not subject to the overlay), Franklin Income Fund (in an amount initially expected to be 30% of the portion of the Fund’s assets not subject to the overlay), Franklin Growth and Income VIP Fund (in an amount initially

The Adviser intends to allocate approximately 75% of the portion of the Fund’s assets not subject to the overlay to the “equity dividend” strategy and approximately 25% of the portion of the Fund’s assets not subject to the overlay to the “select dividend” strategy. Such allocations are subject to change at the discretion of the Adviser.

Acquired Fund	Acquiring Fund

expected to be 10% of the portion of the Fund’s assets not subject to the overlay), and Franklin Rising Dividends VIP Fund (in an amount initially expected to be 10% of the portion of the Fund’s assets not subject to the overlay). The allocation to these underlying funds may change at the discretion of the Adviser.

Managed Volatility Strategy. The Fund’s Adviser has retained SSGA FM as sub-adviser to the Fund to implement the managed volatility strategy within the parameters stated below. SSGA FM uses a proprietary model to forecast short-term volatility and adjusts the assets within the portion of the Fund allocated by the Adviser to the managed volatility strategy (the “managed volatility sleeve”). This managed volatility strategy consists of selling (short) positions in exchange-traded futures contracts to manage overall portfolio volatility and seek to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility.

SSGA FM selects individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Although up to 20% of the Fund’s net assets may be allocated to the managed volatility sleeve, under normal market conditions the Adviser generally expects to allocate less

Same.

Acquired Fund	Acquiring Fund

than 10% of the Fund’s net assets to the managed volatility sleeve. While the adviser maintains overall responsibility for determining the maximum amount of the Fund’s assets which may be used in the managed volatility sleeve, SSGA FM will determine the specific amount of the Fund’s assets to be used in the managed volatility sleeve on a daily basis. SSGA FM will be responsible for the day-to-day trading of assets within the managed volatility sleeve as well as the maintenance of the model used in managing the managed volatility strategy. The Adviser will remain responsible for the oversight of SSGA FM’s activities, including the approval of any significant changes to the model. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.

A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.

SSGA FM will regularly adjust the level of exchange-traded

Acquired Fund	Acquiring Fund

futures contracts to seek to manage the overall net risk level, i.e., volatility. “Volatility” in this context means variance in the Fund’s investment returns. SSGA FM will seek to manage currency risk involved in foreign futures contracts. SSGA FM, as identified by the Adviser, buys or sells (shorts) individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. SSGA FM will sell (short) futures contracts on these indices to decrease the Fund’s aggregate economic exposure to equities based upon SSGA FM’s evaluation of market volatility. The short futures contracts increase in value as equity markets decline. The amount of exchange-traded futures will fluctuate frequently based upon market conditions.

The Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. SSGA FM’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the exchanged-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to a substantial degree. SSGA FM may take a long position in

Acquired Fund	Acquiring Fund

futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity position while still maintaining the liquidity provided by the cash.

Additional Information About Investment Strategies. In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund’s principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.

The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

Additional Information About Investment Strategies. In response to market, economic, political or other conditions, the Fund may temporarily use a different investment strategy or take temporary defensive positions in cash or cash equivalents that are inconsistent with the Fund’s principal investment strategies. If the Fund does so, different factors could affect Fund performance and the Fund may not achieve its investment objective.

The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its 80% policy of investing in dividend paying securities only upon 60 days’ notice to shareholders.

Comparison of Principal Risk Factors

An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in a Fund. The following table compares the principal risks of an investment in each Fund. For an explanation of each such risk, see “Additional Information about the Reorganization—Descriptions of Risk Factors” below.

	LVIP Franklin Templeton Value Managed Volatility Fund	LVIP BlackRock Dividend Value Managed Volatility Fund

Principal Risks	(Acquired Fund)	(Acquiring Fund)
Asset Allocation Risk	✓

Below Investment Grade Bond Risk	✓

Convertible Bond Risk	✓	✓

Credit Risk	✓

Currency Management Strategy Risk		✓

Distressed Securities Risk	✓

Emerging Markets Risk		✓

Foreign Currency Risk		✓

Foreign Investments Risk	✓	✓

Futures Risk	✓	✓

Growth Stocks Risk	✓	✓

Hedging Risk	✓	✓

Income Stocks Risk		✓

Interest Rate Risk	✓

Leverage Risk	✓	✓

Liquidity Risk	✓	✓

Market Risk	✓	✓

Medium-Cap Companies Risk		✓

Merger Arbitrage Risk	✓

Passive Management Risk		✓

Preferred Securities Risk		✓

Prepayment/Call Risk	✓

Regional Risk	✓

Risk Management Strategy Risk	✓	✓

Small and Medium-Cap Companies Risk	✓

Value Stocks Risk	✓	✓

Comparative Performance Information

The following bar chart and table provide some indication of the risks of choosing to invest in each Fund. The information shows: (a) how each Fund’s Service Class investment results have varied from year to year; and (b) how the average annual total returns of each Fund’s Service Class for various periods compare with those of a broad measure of market performance. The bar chart shows performance of each Fund’s Service Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. Each Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Acquiring Fund: LVIP BlackRock Dividend Value Managed Volatility Fund– Service Class Performance as of December 31*

During the periods shown in the above chart, the Acquiring Fund’s highest return for a quarter occurred in the third quarter of 2009 at 19.73%.

The Acquiring Fund’s lowest return for a quarter occurred in the third quarter of 2011 at (16.91)%.

	Average Annual Total Returns For periods ended 12/31/18
	1 year	5 years	10 years
LVIP BlackRock Dividend Value Managed Volatility Fund – Service Class	(8.14%)	3.14%	8.49%
Russell 1000® Value Index (reflects no deductions for fees, expenses, or taxes)	(8.27%)	5.95%	11.18%

Acquired Fund: LVIP Franklin Templeton Value Managed Volatility Fund – Service Class

Performance as of December 31

During the periods shown in the above chart, the Acquired Fund’s highest return for a quarter occurred in the fourth quarter of 2016 at 4.50%.

The Acquired Fund’s lowest return for a quarter occurred in the fourth quarter of 2018 at (10.29)%.

	Average Annual Total Returns For periods ended 12/31/18

	1 year	Lifetime Since Inception (1/2/14)
LVIP Franklin Templeton Value Managed Volatility Fund – Service Class	(6.81%)	1.92%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	(4.38%)	8.50%

After careful consideration, the Board unanimously approved the Agreement and Plan of Reorganization. Accordingly, the Board has submitted the Agreement and Plan of Reorganization for approval by this Fund’s shareholders.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1.

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

Capitalization

The following table shows the capitalization of each Fund as of December 31, 2018 and of the Acquiring Fund on a pro forma combined basis as of December 31, 2018, after giving effect to the Reorganization. Pro forma net assets may not total and net asset values per share may not recalculate due to rounding of net assets.

	LVIP Franklin Templeton Value Managed Volatility Fund	LVIP BlackRock Dividend Value Managed Volatility Fund	Pro Forma Adjustments	LVIP BlackRock Dividend Value Managed Volatility Fund (pro forma)
Net Assets
Service Class	$297,313,388	$910,794,134	—	$1,208,107,522
Net Asset Value Per Share
Service Class	$9.633	$18.759	—	$18.759
Shares Outstanding
Service Class	30,862,816	48,552,476	(15,013,679)[1]	64,401,613
1.	Reflects new shares issued, net of retired shares of the Acquired Fund.

Terms of the Agreement and Plan of Reorganization

The terms and conditions under which the Reorganization would be completed are contained in the Agreement and Plan of Reorganization. The following is a summary of the Agreement and Plan of Reorganization, a form of which is attached to this Proxy Statement/Prospectus as Appendix A.

In the Reorganization, the Acquiring Fund will acquire all the assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities. The Agreement and Plan of Reorganization further provides that, on or as promptly as reasonably practicable after the Closing Date, the Acquired Fund will distribute the Acquiring Fund Shares it receives in the Reorganization to its shareholders (for the benefit of the Separate Accounts, as applicable, and thus the Contract Owners). The number of full and fractional Acquiring Fund Shares each shareholder will receive will be equal in net asset value (as determined in accordance with the Trust’s normal valuation procedures), as of immediately after the close of business (generally 4:00 p.m., Eastern time) on the Closing Date, to the Acquired Fund Shares the shareholder holds at that time. After that distribution to an Acquired Fund’s shareholders, the Trust, on behalf of the Acquired Fund, will effect a complete termination of the Acquired Fund.

The Trust may terminate or delay the Agreement and Plan of Reorganization with respect to, and abandon or postpone, the Reorganization at any time prior to the Closing Date, before or after approval by the Acquired Fund’s shareholders, if circumstances develop that make proceeding with the Reorganization inadvisable. The consummation of Reorganization also is subject to various conditions, including approval of the Reorganization by the Acquired Fund’s shareholders, completion of all filings with, and receipt of all necessary approvals, if any, from the SEC, and other customary corporate and securities matters. Subject to the satisfaction of those conditions, the Reorganization will take place immediately after the close of business on the Closing Date.

The Board, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Trust (the “Independent Trustees”), has determined, with respect to each Fund, that the interests of the Fund’s existing shareholders will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of the Fund.

The Adviser shall bear the costs of the Reorganization, such as printing and mailing, legal, accounting, proxy solicitation, and brokerage costs. These costs are estimated to be approximately $197,000.

Approval of the Agreement and Plan of Reorganization will require a majority vote of the Acquired Fund’s shareholders. Such majority is defined in the 1940 Act as the lesser of (1) 67% or more of the voting securities of the Acquired Fund present at a meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (2) more than 50% of its outstanding voting securities. If the Agreement and Plan of Reorganization is not approved by the Acquired Fund’s shareholders or the Reorganization is not consummated for any other reason, the Board will consider other possible courses of action. Please see “Voting Information” below for more information.

Description of the Securities to Be Issued

The shareholders of the Acquired Fund will receive shares of the Acquiring Fund in accordance with the procedures provided for in the Agreement and Plan of Reorganization. Each such share will be validly issued, fully paid, and non-assessable by the Trust when issued and will have no preemptive or conversion rights.

The Acquiring Fund is a series of the Trust. The Trust may issue an unlimited number of authorized shares of beneficial interest, with no par value. The Declaration of Trust authorizes the Board to issue shares in different series and classes. In addition, the Declaration of Trust authorizes the Board to create new series and to name the rights and preferences of the shareholders of each series. The Board does not need additional shareholder action to divide the shares into separate series or classes or to name the shareholders’ rights and preferences.

The Trust currently offers Standard Class and Service Class shares of the Acquiring Fund. The Trust has adopted, in the manner prescribed under Rule 12b-1 under the 1940 Act, a plan of distribution pertaining to the Service Class shares of the Acquiring Fund. Pursuant to this plan, the Acquiring Fund pays its principal underwriter, Lincoln Financial Distributors, Inc., out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. The maximum distribution and/or service (12b-1) fee for the Acquiring Fund’s Service Class shares is equal to an annual rate of 0.35% of the average daily net assets attributable to such share class. As with the 12b-1 fees paid by Service Class shares of the Acquired Fund, these distribution/service fees are paid out of the Acquiring Fund’s Service Class assets on an ongoing basis, and over time these fees will increase your cost of investing and may cost more than paying other types of charges.

Board Considerations

Reasons for the Reorganization. The Adviser recommended the Reorganization and believes that the Reorganization will serve the best interest of shareholders. The Board considered that although the investment objectives of the Acquired Fund and the Acquiring Fund were not the same in that the Acquiring Fund seeks reasonable income by investing primarily in income-producing equity securities and the Acquired Fund seeks capital appreciation, that the Funds have substantially similar strategies. Each Fund has a value style with an emphasis on income generation. Each Fund has an actively-managed risk-management overlay, managed by SSGA Funds Management, Inc., using up to 20% of the Fund’s net assets (the “Risk-Management Sleeve”) and the remainder of each Fund’s net assets (the “Equity Sleeve”) is invested in various value-oriented investments, with an emphasis on income-generation. The Acquiring Fund generates income by investing in dividend-paying equities that are anticipated to realize growth over time, whereas the Acquired Fund generates income by investing in dividend-paying equities as well as fixed income securities. In addition, the Acquired Fund invests its Equity Sleeve in underlying funds, whereas the Acquiring Fund’s sub-adviser manages its Equity Sleeve. The Board considered LIAC’s view that the Reorganization was expected to afford shareholders of the Funds, on an ongoing basis, greater prospects for growth and efficient management through economies of scale.

Board Considerations. On June 4-5, 2019, the Board of the Trust met to consider the proposed Reorganization of the Acquired Fund into the Acquiring Fund. The Board reviewed and evaluated such information as it deemed necessary to consider the Reorganization and requested additional information from the Adviser, which the Adviser provided. The Independent Trustees were assisted in their review of the information by independent legal counsel. In determining whether to approve the Reorganization, subject to approval by the shareholders of the Acquired Fund, the Board made inquiry into and considered, among others, the following factors, in no order of priority:

1.	the investment objectives and principal investment strategies that would allow shareholders of the Acquired Fund to have a reasonably similar investment experience after the Reorganization;

2.	the current net annual operating expense ratios of the Funds and pro forma expense ratios calculated on the basis of expenses the Adviser anticipates the Acquiring Fund will incur post-Reorganization;

3.

the Adviser’s agreement to cap the Acquiring Fund’s expenses for at least two years following the Reorganization and to remove the expense limitation after that date only with the consent of the Board;

4.

the comparative investment performance of the Funds, including the Acquiring Fund’s longer performance history and that the combined assets of the Funds would allow the Adviser to more efficiently implement the Acquiring Fund’s strategy, including the Risk-Management Sleeve;

5.	possible alternatives to the Reorganization, including liquidating or restructuring the Acquired Fund or maintaining the status quo;

6.	the greater prospects for economies of scale by the Acquiring Fund in combination with the Acquired Fund;

7.	the absence of any material differences in the rights of shareholders of the Funds;

8.	any direct or indirect benefits expected to be derived by the Adviser and its affiliates from the Reorganization;

9.	the expected tax-free nature of the Reorganization to contract holders;

10.	the estimated legal, proxy, and portfolio transitioning costs in connection with the Reorganization;

11.	the Adviser’s representation that the Reorganization will not result in any dilution of the shareholders of the Acquired Fund or the Acquiring Fund; and

12.	the terms and conditions of the Agreement and Plan of Reorganization.

At the meeting, the Board, including the Independent Trustees, unanimously approved the Reorganization after carefully considering the above factors and concluding that participation in the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization. The Board recommends that the shareholders of the Acquired Fund approve the Agreement and Plan of Reorganization and the Reorganization described therein.

Potential Benefits of the Reorganization to the Adviser and its Affiliates

The Adviser is expected to realize benefits in connection with the Reorganization. For example, the profitability from the fees payable to the Adviser and its affiliates in connection with the Acquiring Fund is expected to be higher than the profits derived from the fees paid by the Acquired Fund. This could have a positive impact on Lincoln Life’s profitability and/or financial position.

Descriptions of Risk Factors

The Acquiring Fund’s performance may be affected by one or more of the following risks:

Convertible Bond Risk. The market value of a convertible bond performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible bond usually falls. In addition, convertible bonds are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Convertible bonds are also usually subordinate to other debt securities issued by the same issuer. Since it derives a portion of its value from the common stock into which it may be converted, a convertible bond is also subject to the same types of market and issuer risk as apply to the underlying security.

Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.

Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Additional risks of emerging market investments may include: greater social, diplomatic, economic, and political instability; more substantial governmental involvement in the economy; less governmental supervision and regulation of issuers; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. Emerging markets also may have different clearance and settlement procedures, which may make it difficult to engage in securities transactions. Settlement problems may result in missed investment opportunities, holding a portion of assets in cash, or delays in disposing of investments. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of the Fund to buy, sell, receive or deliver these securities.

Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.

Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to governmental collapse and war. They also could include a foreign government’s imposing a heavy tax on a company, withholding a company’s payment of interest or dividends, seizing assets of a company, taking over a company, limiting currency convertibility, or barring withdrawal of assets from the country.

Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers.

The volume of transactions in foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. Investing in local markets may require special procedures or local governmental approvals or other actions, any of which may involve additional costs. These factors also may affect the liquidity of a foreign investment. Foreign brokerage commissions and custodian fees also are generally higher than in the U.S.

Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. Losses on futures contracts may exceed the amount invested. There may be imperfect or negative correlation between the price of the futures contracts and the price of the underlying securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfect correlation depends on several factors such as variations in speculative market demand for futures and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements but does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions.

There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, funds that invest in growth stocks may underperform other equity funds that employ different investment styles.

Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge. Imperfect correlation may prevent the portfolio from achieving the intended hedge or expose the Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.

Income Stocks Risk. Income from stocks may be reduced by changes in the dividend policies of companies and the capital resources available for such payments at such companies. Income-producing value stocks of companies that have had a record of paying dividends could reduce or eliminate their dividend payments for many reasons, including poor business prospects or a downward turn in the economy in general. Depending upon market conditions, income producing common stock may not be widely available and/or may be highly concentrated in only a few market sectors, thereby limiting the ability to produce current income.

Leverage Risk. Investments in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. The use of leverage may also result in liquidating portfolio positions to satisfy segregation or coverage requirements when it may not be advantageous to do so. Losses on derivatives may exceed the amount invested.

Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. In addition, the market for a particular holding may become illiquid due to adverse market or economic conditions, completely apart from any specific conditions in the market for a particular security.

Liquidity risk also may result from increased shareholder redemptions in the Fund. An increase in shareholder redemptions could require the Fund to sell securities at reduced prices, which would in turn reduce the value of the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk.

In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities. A reduction in dealer market-making has the potential to reduce liquidity and increase volatility in fixed income markets. Increased interest rates may heighten this type of liquidity risk.

Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money. A decline in value could result from, among other things, a negative development of: the issuer of the security, an industry, a sector of the economy, or the overall securities market.

Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500® Index. The securities of companies with medium capitalizations may trade less frequently and in limited volume. These companies also may have less certain growth prospects and greater sensitivity to changing economic conditions.

Prices of medium-sized company stock may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many factors may lead to this result, including current and anticipated global economic conditions or increasing interest rates.

Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance. Index funds have costs and fees that an index does not have and therefore index funds will not match the performance of the benchmark index.

Preferred Securities Risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. The value of preferred stock also can be affected by prevailing interest rates. Preferred securities may pay fixed or adjustable rates of return. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, preferred stock is also subject to the credit quality of the issuer. Accordingly, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain markets as a result of reliance on these models. In low volatility markets the risk management strategy may not mitigate losses. In addition, the overlay manager may not be able to effectively implement the risk management strategy (through the purchases of exchange-traded futures) during times of rapidly and unpredictably changing markets, market disruptions, or extreme market events. Any errors in the data or inefficiency in implementation of the models could cause the Fund to underperform or lose more money than investing without the risk management strategy or to not realize potential gains. Even effective implementation of the models may result in underperformance by the Fund in certain markets such as a strong increasing market or a “v-shaped” market. A “v-shaped” market is characterized by a sharp market sell-off followed by a strong market rally that retracts such sell-off. The constraints of the risk management model may result in underperformance, may limit the Fund’s ability to participate in rising markets and may increase transaction costs. The Fund’s performance may be lower than similar funds that do not use a risk management strategy. Any one of these factors could impact the success of the risk management strategy, and the Fund may not perform as expected.

The Fund will use short futures on indexes to manage the Fund’s volatility. The Fund’s losses on such short futures positions could theoretically be unlimited as there is no limit as to how much the relevant index can appreciate in value.

Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole or other types of stocks. At times when the value investing style is out of favor, funds that invest in value stocks may underperform other equity funds that employ different investment styles.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

This section gives you information about the Trust and the Adviser.

The Trust. Lincoln Variable Insurance Products Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company. The Trust’s Board is responsible for the overall management of the Trust and each of its series (the “funds”). The Trust issues shares of beneficial interest that are currently divided among ninety-five (95) distinct funds, each with its own investment strategy and risk/reward profile. This Proxy Statement/Prospectus describes the shares of the Acquiring Fund.

The Adviser. Lincoln Investment Advisors Corporation (the “Adviser”) is the investment adviser to the Funds. Pursuant to an investment management agreement, the Adviser manages the portfolio investments for each series of the Trust and reports to the Board of Trustees. The Adviser is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. The Adviser’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. The Adviser (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. Lincoln Life is an insurance company organized under Indiana Law and is a wholly-owned subsidiary of Lincoln National Corporation, a publicly-held insurance holding company organized under Indiana law which, through its subsidiaries, provides insurance and financial services nationwide. As of May 31, 2019, the Adviser had more than $91.5 billion in assets under management.

A description of the Acquiring Fund’s portfolio managers is shown below. The Statement of Additional Information dated May 1, 2019 provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Acquiring Fund shares.

The Adviser employs a “manager of managers” structure to manage the Acquiring Fund, which means that the Adviser delegates the management of the Acquiring Fund to sub-advisers. To use this structure, the Trust, on behalf of the funds, has received an exemptive order from the SEC (Release Nos. 29170 and 29197) to permit the Adviser—with Board approval—to enter into and amend a sub-advisory agreement for the Acquiring Fund without shareholder approval, subject to certain conditions. For example, within ninety days of the hiring of a new sub-adviser, the Acquiring Fund is required to furnish shareholders with information that would be included in a proxy statement regarding the new sub-adviser. In addition, the Adviser is not permitted to hire affiliated sub-advisers without shareholder approval. The sub-advisers are paid by the Adviser from its management fee.

The Sub-Advisers.

The Adviser has retained BlackRock Investment Management, LLC to manage the Acquiring Fund’s primary strategy. The Adviser has retained SSGA Funds Management, Inc. as sub-adviser to the Acquiring Fund to implement its managed volatility strategy.

BlackRock Investment Management, LLC (“BlackRock”). BlackRock is located at 1 University Square Drive, Princeton, NJ 08540-6455. BlackRock is an affiliate of BlackRock Advisors, LLC, a wholly-owned indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $5.97 trillion in assets under management as of December 31, 2018. BlackRock, Inc. is an affiliate of PNC Financial Services Group, Inc.

Tony DeSpirito, Rachel Aquirre, Creighton Jue, Alan Mason, Greg Savage, Franco Tapia, and David Zhao are responsible for the day-to-day management of the portion of the Acquiring Fund’s assets allocated to BlackRock.

Tony DeSpirito is a Managing Director and joined BlackRock in 2014. Mr. DeSpirito is Head of the U.S. Income and Value team and Director of Investments, U.S. Equities at BlackRock, and the lead Portfolio Manager for the BlackRock Equity Dividend suite. From 2009 to 2014 he was Managing Principal, Portfolio Manager and Member of the Executive Committee of Pzena Investment Management. Mr. DeSpirito earned his B.S., summa cum laude, from the Wharton School of Business of the University of Pennsylvania and his J.D., magna cum laude, from Harvard Law School.

Rachel Aguirre is a Director and Senior Portfolio Manager within BlackRock and leads the Developed Markets Institutional Index Equity team. Ms. Aguirre’s service with the firm dates back to 2005, including her years with Barclays Global Investors (BGI). Ms. Aguirre holds a B.S. in mathematics from the University of California, Santa Barbara and an M.S. in financial mathematics from Stanford University.

Creighton Jue, CFA, is a Managing Director and Head of BlackRock’s Alternative Beta Strategies Team within BlackRock. Mr. Jue’s service with the firm dates back to 2000, including his years with Barclays Global Investors (BGI). Mr. Jue holds a B.A. in economics from the University of California, Irvine. He is a Chartered Financial Analyst® (CFA) Charterholder.

Alan Mason is a Managing Director and is the Head of the Americas Beta Strategies Portfolio Management team within BlackRock. Mr. Mason’s service with BlackRock dates back to 1991, including his years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. Mr. Mason holds a B.A. in music, summa cum laude, from Baylor University, an M.A. in musicology, with honors, from the University of Louisville, and an M.A. in ethnomusicology from the University of California Berkeley.

Greg Savage, CFA, is a Managing Director within BlackRock. Mr. Savage’s service with the BlackRock dates back to 1999, including his years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. Mr. Savage holds a B.S. from the University of Colorado and is a Chartered Financial Analyst® (CFA) Charterholder.

Franco Tapia, CFA, is a Managing Director and a Portfolio Manager on the BlackRock Equity Dividend Fund suite as well as a Co-Director of Research for the US Equity Income and Value Team. He also has coverage responsibilities of the consumer sector. Prior to joining Blackrock in 2016, Mr. Tapia was a Principal and served as a Portfolio Manager and a Senior Equity Analyst for Pzena Investment Management. He graduated with honors from Harvard University with a B.A. degree in Economics. Mr. Tapia earned his MBA from the Wharton School of the University of Pennsylvania, where he graduated as a Palmer Scholar. He is a Chartered Financial Analyst® (CFA) Charterholder.

David Zhao is a Managing Director and joined BlackRock in 2016. He is a Portfolio Manager on the BlackRock Equity Dividend Fund suite and Co-Director of Research and a Research Analyst on the BlackRock Equity Dividend team. Mr. Zhao also has coverage responsibilities for the Information Technology and Telecom sectors. Prior to joining BlackRock, he was a Global Equity Senior Research Analyst and Principal at Pzena Investment Management covering Technology, US Banks/Brokers, Medical Technology, Non-Life Insurance, Financial Technology and select Industrials. Mr. Zhao holds a B.A. of Arts with degrees in Economics and Computer Information Systems and graduated Cum Laude from Northwestern University.

SSGA Funds Management, Inc. (“SSGA FM”). SSGA FM is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. As of December 31, 2018, SSGA FM had approximately $452.1 billion in assets under management. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation. As of December 31, 2018, SSGA had approximately $2.51 trillion in assets under management.

Timothy Furbush, Philip Lee, and Michael Martel are responsible for the day-to-day management of the Acquiring Fund’s risk management overlay.

Timothy Furbush, CFA, CMT, is a Vice President of SSGA FM and SSGA and a Senior Portfolio Manager in SSGA’s Investment Solutions Group (ISG). Since rejoining SSGA in 2007, he has been responsible for developing and implementing customized investment approaches for clients, including strategic and tactical global balanced funds as well as equitization and overlay strategies. Mr. Furbush holds a B.S. from Stonehill College, an M.S. in Finance from the Sawyer School of Management of Suffolk University. He is a Chartered Financial Analyst® (CFA) Charterholder and is a member of the CFA Institute, the Boston Securities Analysts Society and the Market Technicians Society.

Philip Lee, CFA, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group. Mr. Lee is responsible for developing and implementing investment solutions for clients, including strategic and tactical global asset allocation, cash equitization, and exposure management strategies. Prior to joining SSGA in 2016, Mr. Lee worked as a Portfolio Manager at Russell Investments, helping develop and implement various overlay strategies for large institutional clients. He holds a Master’s degree in Business Administration with a concentration in Finance from UCLA Anderson School of Management, a Master’s degree in Computer Science from UC Santa Barbara, and a Bachelor of Science degree in Computer Systems from Universidad CAECE in Argentina. Mr. Lee is a Chartered Financial Analyst® (CFA) Charterholder.

Michael Martel is a Managing Director of SSGA and the Head of Portfolio Management in the Americas for SSGA’s Investment Solutions Group (ISG). In this role, Mr. Martel is responsible for the design and management of multi-asset class strategies geared towards meeting the investment objectives of a broad and diverse client base. Mr. Martel holds a Bachelor of Arts in Economics from the College of the Holy Cross and Master’s degrees in both Finance and Business Administration from the Carroll School of Management at Boston College.

A discussion regarding the basis for the Board’s approval of the Acquiring Fund’s investment advisory and sub-advisory contracts is available in the Acquiring Fund’s annual report to shareholders for the period ending December 31, 2018.

Management and Administrative Fees

For its management services to the Acquiring Fund, the Adviser is entitled to an advisory fee (as a percentage of average daily net assets) of 0.75% of the first $500 million, and 0.70% of the excess over $500 million per annum.

Lincoln Life serves as the Administrator of the Trust. The administrative services provided to the Trust by Lincoln Life include, among others, coordinating all service providers; providing corporate secretary services; providing personnel and office space; providing certain trading operations; maintaining each Fund’s books and records; general accounting monitoring and oversight; preparing of tax returns and reports; preparing and arranging for the distribution of all shareholder materials; preparing and coordinating filings with the SEC and other federal and state regulatory authorities. As Administrator, Lincoln Life also provides contractholder services, such as responding to operational inquiries from contractholders about accounts and the Funds; processing purchase and redemption orders with the Funds’ transfer agent; providing contractholders with automatic investment services; providing periodic account information to contractholders; interfacing between the Funds’ transfer agent and contractholder activity systems; providing subaccounting with respect to Fund shares; and forwarding communications from the Funds to contractholders. The Trust reimburses Lincoln Life for the cost of administrative, internal legal and corporate secretary services, and pays a fee to Lincoln Life for contractholder services.

Expense Limitation Agreement. The Adviser has entered into an expense limitation agreement with the Trust which will continue at least through April 30, 2020 and cannot be terminated before that date without the mutual agreement of the Board and the Adviser. Pursuant to that agreement, the Adviser has generally agreed in respect of certain Funds that, to the extent that the ordinary operating expenses incurred by such a Fund in any fiscal year, including without limitation the advisory fee payable to the Adviser and amounts payable pursuant to the Trust’s distribution and service plan adopted pursuant to Rule 12b-1 (as described in greater detail below under “Additional Information About the Acquiring Fund—Fund Distribution Arrangements—Share Classes and Distribution Arrangements”), but excluding interest, taxes, brokerage commissions, underlying fund fees and expenses, extraordinary expenses such as litigation, and other expenses not incurred in the ordinary course of such Fund’s business, exceed a stated operating expenselimit (expressed as a percentage of the average daily net assets of such Fund), such excess amount shall be the liability of the Adviser.

With respect to the Acquiring Fund, the Adviser has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.11% on the first $750 million of average daily net assets of the Fund and 0.15% of the excess over $750 million of average daily net assets of the Fund.

The Adviser also has contractually agreed to reimburse the expenses of the Acquiring Fund for two years following the Reorganization to the extent required to prevent the net annual fund operating expense ratio of Service Class shares from exceeding 0.93%. This agreement may not be terminated without the mutual agreement of the Board and the Adviser.

Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. Following the Reorganization, the Acquiring Fund is not eligible to receive recoupment previously obtained by the Acquired Fund.

Share Classes and Distribution Arrangements

Each Fund offers two classes of shares: Standard Class and Service Class. The Acquired Fund has no shareholders in its Standard Class. The two classes are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee (as disclosed in the “Annual Fund Operating Expenses” table), which has been adopted pursuant to a distribution and service plan (the “Plan”). Each Fund offers shares to insurance companies for allocation to certain of their variable contracts. Each Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the

assets of the Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by the Fund’s Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan’s terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.

The Adviser and its affiliates, including LFD, and/or a Fund’s sub-advisers, if any, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, the Adviser may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.

If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its sales persons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund’s net asset value, or the price of its shares, as such payments are not made from Fund assets. For more information, please see the Statement of Additional Information dated May 1, 2019.

Pricing of Fund Shares

Each Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). A Fund’s NAV is the value of a single Fund share. Each Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding.

An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day.

A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, a Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.

Each Fund typically values its assets based on “market price.” Market price is typically an equity security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and asked prices (or the price established by an independent pricing service). Certain short-term fixed-income securities are valued based on “amortized cost.”

In certain circumstances, a Fund may value its portfolio securities at “fair value” as determined in good faith under procedures established by the Fund’s Board. The fair value of portfolio securities may differ from quoted or published prices for the same securities that the Board believes are unreliable. Fair value pricing involves subjective judgments, and it is possible that a security’s fair value price is materially different than the value realized upon the sale of that security.

Each Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. A Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If a Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third party vendor modeling tools to the extent available.

To the extent a Fund invests in one or more mutual funds or ETFs (each an “underlying fund”), the Fund values underlying fund shares at their respective NAVs. For more information regarding the determination of an underlying fund’s NAV, including when the underlying fund will fair value its portfolio securities and the effects of using fair value pricing, see the underlying fund’s prospectus and Statement of Additional Information.

Buying and Selling Shares

Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by Lincoln Life and Lincoln New York, and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding each Fund’s shares. You do not buy, sell or exchange Fund shares directly—you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Trust.

A Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost. A Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, a Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV, is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.

A Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.

Market Timing

Frequent, large, or short-term transfers such as those transfers associated with “market timing” transactions, may adversely affect a Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of a Fund’s portfolio, and increase a Fund’s brokerage and administrative costs. As a result, the Funds strongly discourage such trading activity. Frequent trading risks are more pronounced for funds investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between U.S. and overseas markets, which market timers attempt to use to their advantage. As an effort to protect the Funds and their shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”).

To the extent that there is a delay between a change in the value of a Fund’s portfolio holdings, and the time when that change is reflected in the NAV of the Fund’s shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. Each Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of the Fund’s portfolio securities.

Each Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. Each Fund and the Adviser each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of the Fund or the Adviser, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, a Fund may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price.

Each Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing in the Fund’s shares. The agreements generally require such insurance company to (i) provide, upon a Fund’s request, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner whom the Fund has identified as a market timer.

A Fund may rely on frequent trading policies established by insurance companies that hold Fund shares in variable accounts to support the insurance contracts. In the event a Fund detects potential market timing, the Fund will contact the applicable insurance company. In addition to any action taken by the applicable insurance company in response to such market timing activity, a Fund may request that the insurance company take additional action, if appropriate, based on the particular circumstances.

Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. A Fund’s ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to engage in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.

As a result of these noted limitations, there is no guarantee that a Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for a Fund to identify short-term transactions in the Fund. If a Fund is unable to detect market timers, shareholders may experience dilution in the value of Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for the Fund.

The Board may revise the Market Timing Procedures at any time as necessary and without prior notice to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Fund reserves the right to implement and administer redemption fees in the future.

Insurance company sponsors of contracts may impose transfer limitations and other limitations designed to curtail market timing.

Distribution Policy and Federal Income Tax Considerations

Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year a Fund earns income or gains. Each Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.

Distributions a Fund makes to its shareholders ordinarily do not cause owners of the underlying variable contracts to recognize income or gain for federal income tax purposes at the time of distribution. Contract owners are generally taxed only on the amounts they withdraw from their variable contracts. See the prospectus for your variable contract for further federal income tax information.

Financial Highlights

These financial highlights tables are intended to help you understand the financial performance of the Service Class shares of each Fund for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by the Adviser, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the annual report for each Fund. The annual report is available upon request. Each Fund’s annual report has been incorporated by reference into the Statement of Additional Information.

LVIP BlackRock Dividend Value Managed Volatility Fund

Service Class

	Year Ended
	12/31/18	12/31/17	12/31/16 [1]	12/31/15	12/31/14
Net asset value, beginning of period	$20.881	$18.258	$16.613	$17.781	$17.434
Income (loss) from investment operations:
Net investment income[2]	0.397	0.322	0.312	0.252	0.251
Net realized and unrealized gain (loss)	(2.097)	2.626	1.628	(1.158)	0.312

Total from investment operations	(1.700)	2.948	1.940	(0.906)	0.563

Less dividends and distributions from:
Net investment income	(0.422)	(0.325)	(0.295)	(0.262)	(0.216)

Total dividends and distributions	(0.422)	(0.325)	(0.295)	(0.262)	(0.216)

Net asset value, end of period	$18.759	$20.881	$18.258	$16.613	$17.781

Total return[3]	(8.14%)	16.14%	11.68%	(5.09%)	3.23%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$910,794	$968,739	$806,062	$595,518	$499,132
Ratio of expenses to average net assets	0.93%	0.91%	0.93%	0.97%	0.97%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.06%	1.04%	1.05%	1.06%	1.06%
Ratio of net investment income to average net assets	1.91%	1.65%	1.82%	1.47%	1.43%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.77%	1.52%	1.70%	1.38%	1.34%
Portfolio turnover	37%	29%	51%	24%	24%

[1]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.
[2]	The average shares outstanding method has been applied for per share information.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

LVIP Franklin Templeton Value Managed Volatility Fund Service Class
	Year Ended				1/2/14 [1] to 12/31/14
	12/31/18	12/31/17	12/31/16 [2]	12/31/15
Net asset value, beginning of period	$10.668	$9.925	$9.262	$10.316	$10.000
Income (loss) from investment operations:
Net investment income[3]	0.290	0.287	0.241	0.318	0.261
Net realized and unrealized gain (loss)	(1.018)	0.788	0.766	(1.146)	0.173

Total from investment operations	(0.728)	1.075	1.007	(0.828)	0.434

Less dividends and distributions from:
Net investment income	(0.307)	(0.332)	(0.216)	(0.226)	(0.118)
Net realized gain	—	—	(0.128)	—	—

Total dividends and distributions	(0.307)	(0.332)	(0.344)	(0.226)	(0.118)

Net asset value, end of period	$9.633	$10.668	$9.925	$9.262	$10.316

Total return[4]	(6.81%)	10.82%	10.95%	(8.03%)	4.34%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$297,313	$336,469	$280,015	$180,144	$93,679
Ratio of expenses to average net assets[5]	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	1.07%	1.06%	1.07%	1.09%	1.16%
Ratio of net investment income to average net assets	2.71%	2.74%	2.53%	3.14%	2.49%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.04%	2.08%	1.86%	2.44%	1.73%
Portfolio turnover	12%	7%	45%	11%	15%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	Effective May 1, 2016, SSGA Funds Management, Inc. is responsible for the day-to-day management of the Fund’s volatility management overlay, replacing Lincoln Investment Advisors Corporation.

[3]	The average shares outstanding method has been applied for per share information.
[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

SHAREHOLDER AND VOTING INFORMATION

Share Ownership

The number of shares of each class of the Funds that were outstanding as of the Record Date is listed in the following table.

Fund	Class	Outstanding Shares
LVIP BlackRock Dividend Value Managed Volatility Fund	Standard	14,386,223.1700
LVIP BlackRock Dividend Value Managed Volatility Fund	Service	50,790,575.3700
LVIP Franklin Templeton Value Managed Volatility Fund	Standard	1,161.8390	*
LVIP Franklin Templeton Value Managed Volatility Fund	Service	30,489,866.3430
*	Lincoln Life, an affiliate of the Acquired Fund and the sole owner of the Standard Class shares, will redeem all outstanding shares prior to the Reorganization.

Contract Owners that had an Account allocated to the Acquired Fund as of the Record Date are entitled to instruct Lincoln Life and Lincoln New York, as applicable, on the manner in which to vote shares attributable to their variable annuity contract or variable life insurance policy at the Meeting. Record Date shareholders will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold.

To the Trust’s knowledge, as of the Record Date, no person owned of record 5% or more of the outstanding shares of any class of any Fund. On the Record Date, no nominee or Trustee or executive officer of the Trust owned any separate account units attributable to more than 1% of the assets of any class of any Fund.

To the extent that any shares of a Fund are owned directly by a Fund that operates as a “fund of funds”, those shares will be voted directly by the fund of funds in the same proportion as all other votes received from the other holders of the underlying funds’ shares (so called “echo voting”).

Voting Information

In addition to the solicitation of voting instruction cards by mail, the Trust’s officers and employees, without additional compensation, may solicit voting and proxy instructions in person, by telephone, and electronically, including through the Internet. The Trust will also engage a third-party vendor to solicit proxies from Contract Owners or shareholders. The agreement between Computershare Inc., a Delaware corporation (operating through its Computershare Fund Services division) (“CFS”) and Lincoln Life states that CFS will provide proxy solicitation and tabulation services for an approximate fee, including out-of-pocket expenses, of approximately $11,000.

At the Meeting, Lincoln Life and Lincoln New York will vote the Acquired Fund’s shares held in the Accounts, in accordance with the instructions received from Contract Owners whose purchase payments were invested, as of the Record Date, in the Funds by the Accounts. For all Accounts that support variable annuity contracts, the number of votes which a Contract Owner may cast when instructing an insurance company how to vote is determined by applying the Contract Owner’s percentage interest in the Fund to the total number of votes attributable to that Fund. In determining the number of votes, fractional shares will be recognized. The number of votes which a Contract Owner of a variable life insurance policy may cast when instructing Lincoln Life and Lincoln New York, as applicable, how to vote is determined as one vote for each share. To the extent that any Fund shares are owned directly by a Fund that operates as a “fund of funds,” such fund of funds will “echo” vote those shares directly in the same proportion as all other votes received from the other holders of the underlying Fund’s shares.

Lincoln Life and Lincoln New York will respectively vote (i) shares owned by Lincoln Life and Lincoln New York; and (ii) the Acquired Fund’s shares held by the Accounts for which no timely instructions are received, in proportion to the voting instructions which are received with respect to such Fund even if only a small number of Contract Owners provide voting instructions. Therefore, the vote of a small number of shareholders can affect the overall outcome since those fewer votes have a proportional impact.

All properly executed voting instruction cards received in time for the Meeting will be voted as specified in the voting instruction card. If voting instructions are properly executed and received in a timely manner but they contain no voting directions, the votes represented by those instructions will be cast FOR the applicable proposals considered at the Meeting.

Required Vote

Approval of the Agreement and Plan of Reorganization will require a majority vote of the Acquired Fund’s shareholders. Such majority is defined in the 1940 Act as the lesser of (1) 67% or more of the voting securities of the Acquired Fund present at a meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (2) more than 50% of its outstanding voting securities.

Revocation of Voting Instructions and Proxies

Any Contract Owner who provides voting instructions has the power to revoke the instructions by (1) delivering to the Trust’s Secretary (at the Trust’s address provided on the cover page of this proxy statement) written notice of revocation, or (2) submitting superseding voting instructions, in each case at any time prior to the date of the Meeting. Contract Owners may also revoke prior voting instructions by voting in person at the Meeting.

If you are a direct owner of Acquired Fund shares, you may revoke your proxy at any time before it is voted by sending a written notice to the Trust’s Secretary (at the Trust’s address provided on the cover page of this Proxy Statement/Prospectus) expressly revoking your proxy, by signing and forwarding to the Acquired Fund a later-dated proxy, or by attending the Meeting and voting in person.

Quorum

A quorum of shareholders is necessary to hold a valid meeting and to consider the proposal in this Proxy Statement/Prospectus. With respect to a proposal the holders of 33 1⁄3% of the outstanding shares of the Acquired Fund, as appropriate on the Record Date, present in person or by proxy at the Meeting shall constitute a quorum. Shares that are subject to “echo” voting by Lincoln Life and Lincoln New York will be counted for purposes of determining quorum.

Effect of Abstentions and Broker Non-Votes

Abstentions with respect to any proposal will count as present for purposes of establishing a quorum, but will not count as votes cast. Accordingly, abstentions will have no effect on the Proposal or any proposal to adjourn the Meeting.

A broker non-vote occurs in connection with a shareholder meeting when the shareholders are asked to consider both “routine” and “non-routine” proposals. In such a case, if a broker-dealer votes on the “routine” proposal, but does not vote on the “non-routine” proposal because (a) the shares entitled to cast the vote are held by the broker-dealer in “street name” for the beneficial owner, (b) the broker-dealer lacks discretionary authority to vote the shares; and (c) the broker-dealer has not received voting instructions from the beneficial owner, a broker non-vote is said to occur with respect to the “non-routine” proposal. Because broker-dealers generally will not have discretionary authority to vote the shares held by the beneficial owners on the proposals and the proposals are the only items being submitted to shareholders for approval at the Meeting, the Trust does not expect there to be any broker non-votes on the proposals.

Adjournment

In the event that sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. In determining whether to adjourn the Meeting with respect to a proposal, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Generally, votes cast in favor of a proposal will be voted in favor of adjournment while votes cast against a proposal will be voted against adjournment. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders. As stated above, abstentions will have no effect on any proposal to adjourn the Meeting. A shareholder vote may be taken with respect to the Trust or one or more of the Funds on any (but not all) of the proposals prior to any adjournment as to which sufficient votes have been received for approval.

Other Business

To the knowledge of the Board, there is no other business to be brought before the Meeting. However, if other matters do properly come before the Meeting, Lincoln Life and Lincoln New York intend to vote the Acquired Fund’s shares in accordance with the judgment of the Board on such matters. The persons named as proxies on the enclosed voting instruction card will vote their proxies in their discretion on any other items (other than the proposals) that properly come before the Meeting.

Contract Owner and Shareholder Proposals

Under authority granted to the Trustees by the Trust’s Bylaws, and pursuant to applicable law, special meetings are called as required. Contract Owners or shareholders desiring to hold their own proxy solicitations in order to submit proposals in years in which the annual meeting is not held may require that a special meeting be called if they can obtain the written request of Contract Owners indirectly or shareholders directly, representing certain stipulated percentages of the outstanding voting securities of the affected Fund. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Trust is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders. A Contract Owner or shareholder wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send his or her written proposals to the Trust’s Secretary at 1300 South Clinton Street, Fort Wayne, Indiana 46802. Proposals must be received a reasonable time before a Fund begins to print and mail the proxy materials for the meeting. More detailed information on these procedures for Contract Owners or shareholders may be obtained from Lincoln Life, Lincoln New York or any unaffiliated provider or the Trust’s Secretary.

Security Ownership of Certain Beneficial Owners

Because the Funds are available as investments for variable annuity contracts and variable life insurance policies (Variable Contracts) offered by certain life insurance companies, the insurance companies could be deemed to control the voting securities of each Fund (i.e., by owning more than 25%). However, an insurance company would exercise voting rights attributable to any shares of each Fund that it owns (directly or indirectly) in accordance with voting instructions received by owners of the Variable Contracts.

For the Funds, the insurance companies include, without limitation, (1) Lincoln Life, an Indiana insurance company, at 1300 South Clinton Street, Fort Wayne, IN 46802; and (2) Lincoln New York, a New York insurance company, at 100 Madison Street, Suite 1860, Syracuse, NY 13202-2802.

As of the Record Date, there were no shareholders of the Funds that held 5% or more (or 25% or more) of a Fund’s outstanding shares, except for the insurance company shareholders. Any fund of funds would exercise voting rights attributable to ownership of shares of the Funds in accordance with the proxy voting policies established by the fund of funds.

Communications to the Board

Shareholders who wish to communicate to the full Board or to any individual Trustee may address correspondence to LVIP Board of Trustees, c/o The Lincoln National Insurance Company at P. O. Box 2340, Fort Wayne, Indiana 46802. Without opening any such correspondence, the Trust’s management will promptly forward all such correspondence to the intended recipients.

Householding

Only one copy of this Proxy Statement is mailed to households, even if more than one person in a household is a shareholder of record, unless the Liquidating Fund has received instructions to the contrary. If you need additional copies of this Proxy Statement, or if you do not want the mailing of a Proxy Statement to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, please contact the Trust by calling 1-800-454-6265 or if using regular mail, by writing to the Trust at P.O. Box 2340, Fort Wayne, Indiana 46801 or if using express mail, by writing to the Trust at 1300 S. Clinton St., Fort Wayne, Indiana 46802. The Trust will promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed.

Appendix A: Form of Agreement and Plan of Reorganization

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of [    ] by Lincoln Variable Insurance Products Trust (the “Trust”), a Delaware statutory trust with its principal place of business at 1300 S. Clinton Street, Fort Wayne, Indiana 46802, on behalf of each of its series funds listed in Exhibit A hereto (the “Acquiring Fund” or “Acquired Fund,” as applicable), with respect to the reorganization transaction described herein. Lincoln Investment Advisors Corporation (“LIAC”) is a party to this agreement solely for purposes of section 10.2 hereof.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986 (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest of the Acquiring Fund as shown in Exhibit A hereto (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, as described in paragraph 1.3 herein, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Fund and Acquiring Fund are separate investment series of a registered open-end investment management company under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Acquired Fund owns securities that generally are assets of the type and character in which the Acquiring Fund is permitted to invest; and

WHEREAS, the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Acquiring Trust, as defined in the 1940 Act, has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund, as described in paragraph 1.3 herein, is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund will not be diluted in value as a result of this transaction; and

WHEREAS, the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Acquiring Trust, as defined in the 1940 Act, has also determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund, as described in paragraph 1.3 herein, is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund will not be diluted in value as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the Trust, on behalf of the of the Acquiring Fund and the Acquired Fund, respectively, hereby covenants and agrees as follows:

1.       TRANSFER OF ASSETS AND LIABILITIES OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1.    Subject to the requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its respective assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange for the Acquired Fund’s assets: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.1 and (ii) to assume all of the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2.    The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued) and dividends or interest receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the “Closing Date”) (collectively, “Assets”).

1.3.    The Acquiring Fund shall assume all of the liabilities of the Acquired Fund. The Acquired Fund shall deliver to the Acquiring Fund the Acquired Fund’s Statement of Assets and Liabilities as of the Closing Date pursuant to paragraph 7.2 hereof.

1.4.    On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its respective shareholders of record one or more dividends and/or other distributions so that it will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5.    Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will: (i) distribute to the Acquired Fund’s shareholders of record with respect to the class of shares listed in Exhibit A, determined as of immediately after the close of business on the Closing Date (after giving effect to all redemptions received in good order on the Closing Date), on a pro rata basis , the Acquiring Fund Shares of the class received by the Acquired Fund pursuant to paragraph 1.1 (as listed in Exhibit A) and (ii) completely liquidate and terminate in accordance with applicable laws of the State of Delaware as set forth in Section 1.8 below. Such distribution and liquidation will be accomplished, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the shareholders of record of the class of the Acquired Fund’s shares, determined as of immediately after the close of business on the Closing Date (the “Acquired Fund Shareholders”). The aggregate net asset value of such class of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares of that class owned by such shareholders on the Closing Date. The issued and outstanding class of Acquired Fund shares as listed in Exhibit A will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.

1.6.    Ownership of Acquiring Fund Shares of the Acquiring Fund will be shown on its books. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund’s current prospectus.

1.7.    Any reporting responsibility of an Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.8.    As soon as reasonably practicable after the Closing Date, the Acquired Fund shall make all filings and take all steps as shall be necessary and proper under applicable law to effect its complete dissolution.

2.	VALUATION

2.1.    The value of the Assets and liabilities shall be the value computed as of immediately after the close of business of the New York Stock Exchange (and after the declaration of any dividends and after giving effect to all redemptions received in good order on the Closing Date) (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Trust’s Amended and Restated Agreement and Declaration of Trust and then-current prospectus and statement of additional information with respect to the relevant Acquiring Fund, and valuation procedures established by the Trust’s Board of Trustees (the “Board”). The value of Acquiring Fund shares shall be determined according to the Acquiring Fund’s valuation procedures.

2.2.    All computations of value shall be made by the Trust’s accounting agent and shall be subject to review by the Trust’s independent registered public accounting firm.

3.	CLOSING AND CLOSING DATE

3.1.    The Closing Date shall be November 15, 2019, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Trust or at such other time and/or place as the parties may agree.

3.2.    The Trust shall direct State Street Bank and Trust Company, as custodian for the Acquired Fund (the “Custodian”), to deliver at the Closing a certificate of an authorized officer stating that: (i) the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date; and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at the Custodian who have primary responsibility for the safekeeping of the Assets of the Acquiring Fund for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Trust, on behalf of the Acquired Fund, shall direct the Custodian to deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act in which the Assets are deposited, the Acquired Fund’s portfolio securities and instruments deposited with such depositories. The cash to be transferred by an Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.3.    The Trust shall direct The Lincoln National Life Insurance Company, as transfer agent for the Acquired Fund (the “Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that: (i) its records contain the names and addresses of the Acquired Fund Shareholders, and (ii) the number and percentage ownership of outstanding shares (of the classes listed in Exhibit A) owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Trust that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4.    In the event that on the Valuation Date: (a) the New York Stock Exchange or another primary trading market for portfolio securities of an Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of the Trust, accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1.    The Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a)    The Acquired Fund is duly organized as a series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under the Trust’s Amended and Restated Agreement and Declaration of Trust and its Amended and Restated By-Laws, to own all of its properties and assets and to carry on its business as it is presently being conducted;

(b)    The Trust is a registered open-end investment management company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933 (the “1933 Act”), is in full force and effect;

(c)    No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), and the 1940 Act and such as may be required by state securities or blue sky laws;

(d)    The current prospectuses and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)    On the Closing Date, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

(f)    No Acquired Fund is engaged currently, and the execution, delivery and performance of this Agreement will not result, in: (i) a material violation of the Trust’s Amended and Restated Agreement and Declaration of Trust or its Amended and Restated By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound, other than as disclosed to the Acquiring Fund; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound, other than as disclosed to the Acquiring Fund;

(g)    All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures and forward contracts) will terminate without liability, or will be continued with respect to each such Acquired Fund as of the Closing Date;

(h)    Except as otherwise disclosed in writing by the Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best of its knowledge, threatened against the Trust, an Acquired Fund, or any of the Trust’s or an Acquired Fund’s properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Except as otherwise disclosed in writing by the Trust, on behalf of the Acquiring Fund, the Trust knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)    The Statement of Assets and Liabilities and Portfolio of Investments of the Acquired Fund as of December 31, 2018, and the related Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the periods then ended, have been audited by Ernst & Young, an independent registered public accounting firm, included in its report dated March 7, 2019, and are in accordance with generally accepted accounting principles (“U.S. GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date, and the results of its operations and the changes in its net assets for the year then ended, in accordance with U.S. GAAP, and there are no known material contingent liabilities of any Acquired Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(j)    If the Closing Date occurs during the second half of a calendar year, the Trust, on behalf of the Acquiring Fund, has been furnished with an unaudited Statement of Assets and Liabilities and Portfolio of Investments of the Acquired Fund as of June 30 of such calendar year, and the related unaudited Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the six-month period then ended. These statements are in accordance with U.S. GAAP and present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with U.S. GAAP, and there are no known material contingent liabilities of any Acquired Fund as of such date not disclosed therein;

(k)    Since December 31, 2018, there have not been any material adverse changes in any Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by an Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, in each case except as otherwise disclosed to the Acquiring Fund (for the purposes of this subparagraph (k), a decline in net asset value per share of an Acquired Fund due to declines in market values of securities in such Acquired Fund’s portfolio, the discharge of such Acquired Fund’s liabilities, or the redemption of Acquired Fund shares by shareholders of the Acquired Fund shall not constitute a material adverse change);

(l)    On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(m)    For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such, and has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that will have accrued through the Closing Date;

(n)    All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust, and have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3 of this Agreement. No Acquired Fund has outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of an Acquired Fund, nor is there outstanding any security convertible into any Acquired Fund shares;

(o)    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board of the Trust, on behalf of the Acquired Fund, and this Agreement will constitute a valid and binding obligation of such Acquired Fund, enforceable against such Acquired Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; and

(p)    The information to be furnished by the Acquired Fund for use in the registration statement and other documents filed or to be filed by the Trust with any federal, state or local regulatory authority that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects.

4.2.    The Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)    The Acquiring Fund is duly organized as a series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under the Trust’s Amended and Restated Agreement and Declaration of Trust and its Amended and Restated By-Laws to own all of its properties and assets and to carry on its business as it is presently being conducted;

(b)    The Trust is a registered open-end investment management company, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Fund under the 1933 Act, is, or will be as of the Closing Date, in full force and effect;

(c)    No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by an Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)    The current prospectuses and statement of additional information of the Acquiring Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)    No Acquiring Fund is engaged currently, and the execution, delivery and performance of this Agreement will not result, in: (i) a material violation of the Trust’s Amended and Restated Agreement and Declaration of Trust or its Amended and Restated By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, other than as disclosed to the Acquired Fund; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, other than as disclosed to the Acquired Fund;

(f)    No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best of its knowledge, threatened against the Trust, an Acquiring Fund, or any of the Trust’s or an Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(g)    All issued and outstanding shares of the Acquiring Fund are, and on the Closing Date will be duly and validly issued and outstanding, fully paid and non-assessable by the Trust and will be offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. No Acquiring Fund has outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(h)    The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of the Trust, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable against such Acquiring Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(i)    The Acquiring Fund Shares to be issued and delivered to an Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement (as listed in Exhibit A), will, on the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable;

(j)    The Trust is not under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(k)    The Acquiring Fund has no unamortized or unpaid organizational fees or expenses;

(l)    On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(m)     The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date; and

(n)    For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will be eligible to do so and will do so for the taxable year including the Closing Date.

5.	COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1.    The Acquiring Fund and the Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include, without limitation, purchases and sales of portfolio securities, sales and redemptions of Acquired Fund shares, and the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2.    The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder (as listed in Exhibit A) are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3.    The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.4.    Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5.    As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares (as listed in Exhibit A) received at the Closing.

5.6.    The Acquiring Fund and the Acquired Fund shall use commercially reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as reasonably practicable.

5.7.    The Trust, on behalf of the Acquired Fund, covenants that it will, from time to time after the Closing, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm: (a) the Trust’s, on behalf of the Acquired Fund’s, title to and possession of the Acquiring Fund’s Shares to be delivered hereunder, and (b) the Trust’s, on behalf of the Acquiring Fund’s, title to and possession of all the Assets.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Trust’s election, to the performance by the Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1.    All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2.    The Trust, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in its name by its President or a Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

6.3.    The Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Fund, on or before the Closing Date; and

6.4.    The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of the class to be issued in connection with the Reorganization (as listed in Exhibit A) after such number has been calculated in accordance with this Agreement.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Trust, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Trust’s election, to the performance by the Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1.    All representations and warranties of the Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2.    The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of portfolio securities of the Acquired Fund showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Trust;

7.3.    The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or a Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquired Fund, made in this Agreement are, in all material respects, true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

7.4.    The Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquired Fund, on or before the Closing Date; and

7.5.    The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of the class to be issued in connection with the Reorganization (as listed in Exhibit A) after such number has been calculated in accordance with this Agreement.

7.6.    Prior to the Closing Date, the Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing: (i) all of the Acquired Fund’s investment company taxable income (plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code) and all of its net realized capital gains for the taxable year ending on the Closing Date (computed without regard to any deduction for dividends paid); and (ii) any undistributed investment company taxable income (plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code) and net realized capital gains from any prior period to the extent not otherwise already distributed.

7.7.    The Trust, on behalf of the Acquired Fund, shall have furnished to the Acquiring Fund, a certificate, signed by the President or any Vice President and the Treasurer or any Assistant Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to an Acquiring Fund pursuant to this Agreement computed in accordance with applicable sections of the Code and, with respect to securities, showing a breakdown by purchase lot.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Fund or with respect to the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1.    On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.2.    All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of any Acquiring Fund or Acquired Fund, provided that either party hereto may for itself waive any of such conditions; and

8.3.    The parties shall have received one or more opinions of Dechert LLP, dated on or before the Closing Date, substantially to the effect that, assuming the variable contracts and the insurance companies issuing them are properly structured under the insurance company provisions of the Code, the Reorganization will not be a taxable event for United States federal income tax purposes with respect to contract owners whose contract values are determined by investment in shares of the Acquired Fund (the “Tax Opinions”). For purposes of rendering the Tax Opinions, Dechert LLP may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement/prospectus and statement of additional information included in the registration statement filed on Form N-14 by Lincoln Variable Insurance Products Trust under the 1933 Act with respect to the Reorganization, as well as upon such other written representations verified as of the

Closing Date. Notwithstanding anything herein to the contrary, the parties may not waive the condition set forth in this paragraph.

8.4     This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Trust’s Amended and Restated Agreement and Declaration of Trust and the 1940 Act.

9.	INDEMNIFICATION

9.1.    The Trust, out of the Acquiring Fund’s assets and property, agrees to indemnify and hold harmless the Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which an Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by any Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2.    The Trust, out of the Acquired Fund’s assets and property, agrees to indemnify and hold harmless the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which an Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	BROKERAGE FEES AND EXPENSES

10.1.    The Trust, on behalf of the Acquiring Fund and the Acquired Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2.    LIAC shall bear the costs related to the Reorganization, including brokerage costs, legal fees and accounting fees with respect to the Reorganization, and all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1.    The Trust agrees that it has not made any representation, warranty or covenant, on behalf of the Acquiring Fund or the Acquired Fund, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2.    The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Trust’s Board, on behalf of either an Acquiring Fund or an Acquired Fund, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Agreement inadvisable.

13.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust, on behalf of either an Acquiring Fund or an Acquired Fund.

14.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the Funds at:

Lincoln Variable Insurance Products Trust

1300 S. Clinton Street

Fort Wayne, Indiana 46802

Attn: Jayson R. Bronchetti

With copies to:

Lincoln Investment Advisors Corporation

150 N. Radnor Chester Road

Radnor, PA 19087

Attn: Ronald A. Holinsky, Chief Counsel, Funds Management

15.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

15.1.    The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2.    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3.    This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

Lincoln Variable Insurance Products Trust,

on behalf of the Funds listed in Exhibit A

By:
Name:	Jayson R. Bronchetti
Title:	President

Lincoln Investment Advisors Corporation,

(solely for purposes of section 10.2)

By:
Name:	Jayson R. Bronchetti
Title:	President

Exhibit A

Acquired Fund	Acquiring Fund
LVIP Franklin Templeton Value Managed Volatility Fund	LVIP BlackRock Dividend Value Managed Volatility Fund

Service Class	Service Class

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to:
www.proxy-direct.com or scan the QR code
Follow the on-screen instructions

available 24 hours

VOTE BY TELEPHONE
Call 1-866-298-8476
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date your
Voting Instruction Card and return it
in the postage-paid envelope

THANK YOU FOR VOTING

Read your proxy statement and have it at hand when voting.

If you vote on the Internet or by Telephone, you need not return this  Voting Instruction card.

Please detach at perforation before mailing.

VOTING INSTRUCTION CARD	LVIP FRANKLIN TEMPLETON VALUE MANAGED VOLATILITY FUND
(a series of Lincoln Variable Insurance Products Trust) 1300 S. CLINTON STREET FORT WAYNE, IN 46802 SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 31, 2019

THIS VOTING INSTRUCTION CARD IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

OF THE LINCOLN VARIABLE INSURANCE PRODUCTS TRUST.

INSURANCE COMPANY DROP-IN.

Revoking any prior instructions, the undersigned instructs the above referenced insurance company (the “Company”) to vote and act with respect to all shares of the LVIP Franklin Templeton Value Managed Volatility Fund that are attributable to his or her contract or interest therein and held in the Company separate account, at the Special Meeting of Shareholders to be held on October 31, 2019, and at any adjournments or postponements thereof.

If you sign on the reverse side but do not mark instructions, the Company will vote all shares of the Fund attributable to your account value FOR the proposal. If you do not return this Voting Instruction Card, the Company will vote all shares attributable to your account value in proportion to the timely voting instructions actually received from contract owners in the separate account.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-298-8476

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE VOTING INSTRUCTION  CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

LIN_30784_061919_VI

1

EVERY CONTRACT OWNER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

LVIP Franklin Templeton Value Managed Volatility Fund

Special Meeting of Shareholders to Be Held on October 31, 2019.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/lin-30784

Please detach at perforation before mailing.

This Voting Instruction Card will be voted as instructed. If no specification is made for the Proposal, the Voting Instruction Card will be voted “FOR” the Proposal. The Proxies are authorized in their discretion to vote upon such other matters as may come before the Special Meeting or any adjournments or postponements thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

Proposal The Board of Trustees unanimously recommends a vote “FOR” Proposal 1.

		FOR	AGAINST	ABSTAIN
1.	To approve the Agreement and Plan of Reorganization with respect to the reorganization of the LVIP Franklin Templeton Value Managed Volatility Fund into the LVIP BlackRock Dividend Value Managed Volatility Fund, each a series of the Lincoln Variable Insurance Products Trust.		☐	☐

2.	To transact such other business that may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

∎	xxxxxxxxxxxxxx	LIN2 30784	M	xxxxxxxx	+

2

STATEMENT OF ADDITIONAL INFORMATION

Dated August 29, 2019

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

1300 South Clinton Street

Fort Wayne, Indiana 46802

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated August 29, 2019, relating specifically to the proposed transfer of all of the assets of LVIP Franklin Templeton Value Managed Volatility Fund (the “Acquired Fund”) to, and the assumption of the liabilities of the Acquired Fund by, the LVIP BlackRock Dividend Value Managed Volatility Fund (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund having an aggregate value equal to the aggregate net asset value of the Acquired Fund (the “Reorganization”). The Reorganization is proposed to occur pursuant to an Agreement and Plan of Reorganization, subject to approval by the shareholders of the Acquired Fund. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus. Each of the Acquired Fund and the Acquiring Fund is a series of Lincoln Variable Insurance Products Trust (the “Trust”).

To obtain a copy of the Proxy Statement/Prospectus, please call 1-800-4LINCOLN (454-6265) or write to the Trust at the address above.

Information Incorporated by Reference

This SAI incorporates by reference the following documents as filed with the Securities and Exchange Commission (File Nos. 33-70742 and 811-08090):

•

The Prospectus and Statement of Additional Information of the Trust, each dated May 1, 2019 (SEC Accession No. 0001193125-19-129354, as supplemented on July 29, 2019 (SEC Accession No. 0001193125-19-205111) with respect to the Acquired Fund. The Statement of Additional Information includes information about the Trust’s other funds that is not relevant to the Reorganization, which information is not incorporated herein. Please disregard that information.

•

The Annual Report to Shareholders of the Trust for the fiscal year ended December 31, 2018 (SEC Accession No. 0001193125-19-070859) with respect to the Acquiring Fund and the Acquired Fund, which includes Audited Financial Statements of the Trust for the fiscal year ended December 31, 2018. The Annual Report includes information about the Trust’s other funds that is not relevant to the Reorganization, which information is not incorporated herein. Please disregard that information.

Pro Forma Financial Statements relating to the Reorganization

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the Acquired Fund and Acquiring Fund as of and for the twelve-month period ended December 31, 2018. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Acquired Fund and Acquiring Fund, which are available in their annual shareholder reports.

Narrative Description of the Pro Forma Effects of the Reorganization

Note 1 — Reorganization

This unaudited pro forma information has been prepared to give effect to the proposed reorganization of the Acquired Fund into the Acquiring Fund pursuant to the Agreement and Plan of Reorganization. For pro forma information relating to the Schedule of Investments and Statement of Assets and Liabilities, the unaudited pro forma information assumes the Reorganization occurred on December 31, 2018. For pro forma information relating to the Statement of Operations, the unaudited pro forma information reflects results from the twelve months ended December 31, 2018 and assumes the Reorganization occurred at the beginning of that period.

1

The Acquired Fund and the Acquiring Fund are each a series of the Trust.

Acquired Fund: LVIP Franklin Templeton Value Managed Volatility Fund

Acquiring Fund: LVIP BlackRock Dividend Value Managed Volatility Fund

Note 2 — Basis of Pro Forma

The Reorganization will be accounted for as a taxable reorganization for federal income tax purposes; however, no gain or loss will be recognized by Acquired Fund shareholders as a direct result of the Reorganization because the Acquired Fund and Acquiring Fund are available for investment only in tax-deferred variable annuity products. The Acquired Fund and the Acquiring Fund are each registered, open-end, management investment companies. The Reorganization would be accomplished by the transfer of the assets and the liabilities of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of such shares to the shareholders of the Acquired Fund, in complete liquidation of the Acquired Fund followed by the termination of the Acquired Fund. The following table below shows the shares of the Acquired Fund and Acquiring Fund as of December 31, 2018, and on a pro forma basis assuming the Reorganization had occurred on that date.

	LVIP Franklin Templeton Value Managed Volatility Fund	LVIP BlackRock Dividend Value Managed Volatility Fund	Pro Forma Adjustments	LVIP BlackRock Dividend Value Managed Volatility Fund (pro forma)
Shares Outstanding
Service Class	30,862,816	48,552,476	(15,013,679)[1]	64,401,613
1.	Reflects new shares issued, net of retired shares of the Acquired Fund.

The following table below shows the net assets of the Acquired Fund and the Acquiring Fund as of December 31, 2018, and on a pro forma basis assuming the Reorganization had occurred on that date.

	LVIP Franklin Templeton Value Managed Volatility Fund	LVIP BlackRock Dividend Value Managed Volatility Fund	Pro Forma Adjustments	LVIP BlackRock Dividend Value Managed Volatility Fund (pro forma)
Net Assets
Service Class	$297,313,388	$910,794,134	$0	$1,208,107,522

Note 3 — Pro Forma Expense Adjustments

The table below reflects adjustments to annual expenses made to the pro forma combined Fund financial information as if the Reorganization had been in effect on the first day of the 12 month period ended December 31, 2018 using the fees and expenses information shown in the Proxy Statement/Prospectus. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Acquired Fund and the Acquiring Fund and has been prepared in accordance with U.S. GAAP which require management to make estimates and assumptions that affect this information. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Reorganization.

	Fee and Expense Increase (Decrease)
Net Expense Category	Pro forma Adjustment Dollar Amount	Pro forma Adjustment Percentage (1)	Note
Management fees	$164,203	0.01%	2
Distribution fees-Service Class	(328,366)	(0.02)%	2

2

Shareholder servicing fees	-	-
Accounting and administration expenses	(61,679)	0.00%	3
Reports and statements to shareholders	-	-
Professional fees	(26,614)	0.00%	3
Consulting fees	-	-
Trustees’ fees and expenses	-	-
Custodian fees	5,007	0.00%	3
Pricing fees	1,278	0.00%	3
Index Fees	-	-
Other	-	-
Operating Expenses	(246,171)	(0.02)%

Less management fees waived	1,543,506	0.10%	2
Less expense reimbursement	170,915	0.01%	4
Expenses paid indirectly	-	-
Total operating expenses	1,468,250	0.09%	5

1 - Percentages presented are the increase/(decrease) in expense divided by the pro forma combined Fund average net assets.

2 - Reflects the impact of applying the Acquiring Fund’s fee rates following the Reorganization to the combined Fund’s average net assets.

3 - Percentage rounds to less than 0.005%

4 - Reflects the decrease in expense reimbursement payments Lincoln Investment Advisors Corporation would have made to the combined fund if the Reorganization had occurred on the first day of a 12-month period.

5 - Does not include expenses of the underlying funds in which the Acquired Fund invests. If those expenses were included, total operating expenses would instead be adjusted by (0.03%) on a pro forma basis.

No significant accounting policies will change as a result of the Reorganization, including policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No material changes to any existing contracts of the Acquiring Fund are expected as a result of the Reorganization.

Note 4 — Portfolio Repositioning

In the Reorganization, it is anticipated that the Acquired Fund will redeem all of its holdings of underlying funds for cash, with the proceeds to be transferred to the Acquiring Fund. The Acquiring Fund is expected to deploy the resulting cash to increase the size of positions in securities held by the Acquiring Fund at the time of the Reorganization. As a result, it is expected that the Acquiring Fund’s portfolio post-Reorganization will resemble as nearly as possible the Acquiring Fund’s portfolio pre-Reorganization.

The Acquired Fund’s portfolio turnover related to liquidating its portfolio in the Reorganization would have resulted in a realized loss of approximately $9,560,350 for financial reporting purposes and a realized loss of $15,662,779 on a tax basis if the securities had been sold as of December 31, 2018.

Note 5 — Reorganization Costs

Lincoln Investment Advisors Corporation shall bear the costs of the Reorganization, such as printing and mailing, legal, accounting, proxy solicitation, and brokerage costs. These costs are estimated to be approximately $197,000.

Note 6 — Accounting Survivor

The Acquiring Fund will be the accounting survivor. The surviving fund will have the portfolio managers, portfolio composition, investment goal, expense structure and investment policies and limitations of the Acquiring Fund. In addition, the Acquiring Fund has been in operation longer than the Acquired Fund and has significantly greater assets.

Note 7 — Capital Loss Carryforwards

As of December 30, 2018, the Acquired Fund had no unused capital loss carryforwards.

3

Lincoln Variable Insurance Products Trust

Part C - Other Information

Item 15. Indemnification

As permitted by Sections 17(h) and 17(i) of the Investment Company Act of 1940 (the “1940 Act”) and pursuant to Article VII, Section 2 of the Trust’s Agreement and Declaration of Trust (Exhibit 28(a) to the Registration Statement) and Article VI of the Trust’s By-Laws (Exhibit 28(b) to the Registration Statement), officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Subject to the standards set forth in the governing instrument of the Trust, Section 3817 of Title 12, Part V, Chapter 38, of the Delaware Code permits indemnification of trustees or other persons from and against all claims and demands. The Independent Trustees have entered into an Indemnification Agreement with the Trust which obligates the Trust to indemnify the Independent Trustees in certain situations and which provides the procedures and presumptions with respect to such indemnification obligations.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “1933” Act) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (“SEC) such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

The Registrant has purchased an insurance policy insuring its officers, trustees and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy will also insure the Registrant against the cost of indemnification payments to officers and trustees under certain circumstances.

Section 9 of the Investment Management Agreements (Exhibits 28(d)(1) and (2) to the Registration Statement) limits the liability of Lincoln Investment Advisors Corporation (“LIAC”) to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of its respective duties or from reckless disregard by LIAC of its respective obligations and duties under the Agreements. Certain other agreements to which the Trust is a party also contain indemnification provisions.

The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws in a manner consistent with SEC Release No. 11330 so long as the interpretations of Sections 17(h) and 17(i) of the 1940 Act remain in effect and are consistently applied.

Item 16. Exhibits

Defined Terms for Exhibits:

•	Lincoln Investment Advisors Corporation (“LIAC”)
•	Lincoln Variable Insurance Products Trust (“LVIP Trust”)
•	Lincoln Financial Distributors, Inc. (“LFD”)
•	The Lincoln National Life Insurance Company (“Lincoln Life”)
•	Lincoln Life & Annuity Company of New York (“Lincoln New York”)

Key: For sub-advisers that have entered into more than one sub-advisory agreement with LIAC, the funds that are managed pursuant to each sub-advisory agreement are parenthetically noted in Item 28(d).

(1)	(1)	Agreement and Declaration of Trust of LVIP Trust(1)
	(2)	Certificate of Trust(17)
(2)	(1)	By-Laws of LVIP Trust(23)
	(2)	By-Laws of LVIP Trust, Articles II, VII and VIII(23)
	(3)	Agreement and Declaration of Trust of LVIP Trust, Articles III, V, and VI(1)
(3)		Not applicable
(4)		Form of Agreement and Plan of Reorganization of the Registrant, on behalf of the LVIP Invesco Diversified Equity-Income Volatility Fund the LVIP Invesco Select Equity Managed Volatility Fund (“Agreement and Plan of Reorganization”) is filed as Appendix A to the Prospectus/Proxy Statement and is incorporated herein by reference.
(5)		Not applicable
(6)	(1)(a)	Investment Management Agreement dated April 30, 2007, as amended March 15, 2012, between LVIP Trust and LIAC(13)

(1)(b)	Schedule A to the Investment Management Agreement dated April 30, 2007, as amended June 22, 2016, between LVIP Trust and LIAC(25)
(1)(c)	Schedule A to the Investment Management Agreement dated April 30, 2007, as amended June 11, 2018, between LVIP Trust and LIAC(31)
(2)	No Longer Applicable
(3)	No Longer Applicable
(4)	Sub-Advisory Agreement dated June 5, 2007 between LIAC and BAMCO, Inc.(15)
(5)	Sub-Advisory Agreement dated March 21, 2016 between LIAC and BlackRock Advisors, LLC(24)
(6)	Sub-Advisory Agreement dated September 21, 2012 between LIAC and BlackRock Investment Management, LLC (LVIP BlackRock Dividend Value Managed Volatility Fund, LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund, and LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund)(18)
(7)	Sub-Advisory Agreement dated April 30, 2010 between LIAC and BlackRock Financial Management, Inc.(15)
(8)(a)	Sub-Advisory Agreement dated April 30, 2014 between LIAC and BlackRock Investment Management, LLC (LVIP BlackRock Multi-Asset Income Fund)(20)
(8)(b)	Sub-Subadvisory Agreement dated April 30, 2014 between BlackRock Investment Management, LLC and BlackRock International Limited(20)
(8)(c)	Sub-Subadvisory Agreement dated April 30, 2014 between BlackRock Investment Management, LLC and BlackRock Asset Management North Asia Limited(20)
(8)(d)	Sub-Subadvisory Agreement dated April 30, 2014 between BlackRock Investment Management, LLC and BlackRock (Singapore) Limited(20)
(9)	Sub-Advisory Agreement dated April 30, 2007 between LIAC and Wellington Management Company, LLP (LVIP Wellington Capital Growth Fund)(15)
(10)	No Longer Applicable
(11)(a)	Sub-Advisory Agreement dated January 4, 2010 between LIAC and Delaware Management Company (LVIP Delaware Bond Fund, LVIP Delaware Social Awareness Fund, and LVIP Delaware Special Opportunities Fund)(15)
(11)(b)	Assignment effective June 30, 2013 to Delaware Investments Fund Advisers of Sub-Advisory Agreement dated January 4, 2010 between LIAC and Delaware Management Company(19)
(12)	Sub-Advisory Agreement dated October 1, 2014 between LIAC and Delaware Investments Fund Advisers (LVIP Delaware Wealth Builder Fund)(23)
(13)(a)	Sub-Advisory Agreement dated May 1, 2010 between LIAC and Delaware Management Company (LVIP Delaware Diversified Floating Rate Fund)(15)
(13)(b)	Assignment effective June 30, 2013 to Delaware Investments Fund Advisers of Sub-Advisory Agreement dated May 1, 2010 between LIAC and Delaware Management Company(19)
(14)	Sub-Advisory Agreement effective May 1, 2015 between LIAC and Dimensional Fund Advisors LP(22)
(15)(a)	Sub-Advisory Agreement dated April 30, 2014 between LIAC and Franklin Advisers, Inc. (LVIP Franklin Templeton Multi-Asset Opportunities Fund and LVIP Franklin Templeton Global Equity Managed Volatility
Fund)(20)
(15)(b)	Schedule A to the Sub-Advisory Agreement effective April 1, 2018 between LIAC and Franklin Advisers, Inc.(30)
(15)(c)	Sub-Subadvisory Agreement dated April 30, 2014 between Franklin Advisers, Inc. and K2/D&S Management Co., L.L.C.(20)
(15)(d)	Sub-Subadvisory Agreement dated April 30, 2014 between Franklin Advisers, Inc. and Templeton Investment Counsel, LLC(20)
(15)(e)	Sub-Subadvisory Agreement dated April 30, 2014 between Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC(20)
(16)	Sub-Advisory Agreement dated May 1, 2009 between LIAC and Franklin Advisers, Inc. (LVIP Global Income Fund)(15)
(17)	Sub-Advisory Agreement dated January 27, 2016 between LIAC and Franklin Advisory Services, LLC (LVIP Franklin Templeton Global Equity Managed Volatility Fund) (24)
(18)	Sub-Advisory Agreement dated January 27, 2016 between LIAC and Franklin Mutual Advisers, LLC(24)
(19)(a)	Sub-Advisory Agreement effective May 1, 2016 between LIAC and Milliman Financial Risk Management LLC(24)
(19)(b)	Schedule A to the Sub-Advisory Agreement effective October 31, 2018, as amended September 6, 2018, between LIAC and Milliman Financial Risk Management LLC(32)
(20)	Sub-Advisory Agreement dated July 12, 2011 between LIAC and Mondrian Investment Partners Limited (LVIP Global Income Fund)(15)
(21)	Sub-Advisory Agreement dated April 30, 2014 between LIAC and Goldman Sachs Asset Management, L.P.(20)
(22)	No Longer Applicable.

2

(23)	Sub-Advisory Agreement dated April 30, 2010 between LIAC and J.P. Morgan Investment Management Inc. (LVIP JPMorgan High Yield Fund)(15)
(24)(a)	Sub-Advisory Agreement dated September 21, 2012 between LIAC and J.P. Morgan Investment Management Inc. (LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund and LVIP JPMorgan Retirement Income Fund)(18)
(24)(b)	Schedule A to the Sub-Advisory Agreement dated September 21, 2012, as amended July 1, 2017, between LIAC and J.P. Morgan Investment Management Inc. (LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund and LVIP JPMorgan Retirement Income Fund)(30)
(25)	Sub-Advisory Agreement dated October 1, 2010 between LIAC and Massachusetts Financial Services Company (LVIP MFS International Growth Fund)(15)
(26)	Sub-Advisory Agreement dated April 30, 2007 between LIAC and Massachusetts Financial Services Company (LVIP MFS Value Fund)(15)
(27)(a)	Sub-Advisory Agreement dated April 30, 2007 between LIAC and Wellington Management Company, LLP (LVIP Wellington Mid-Cap Value Fund)(15)
(27)(b)	Schedule A to the Sub-Advisory Agreement dated April 30, 2007, as amended October 1, 2018, between LIAC and Wellington management Company, LLP (LVIP Wellington Mid-Cap Value Fund)(32)
(28)	Sub-Advisory Agreement dated July 12, 2011 between LIAC and Mondrian Investment Partners Limited (LVIP Mondrian International Value Fund)(15)
(29)	Sub-Advisory Agreement dated April 30, 2014 between LIAC and Pacific Investment Management Company LLC(20)
(30) (a)	Sub-Advisory Agreement dated April 30, 2008 between LIAC and SSGA Funds Management, Inc. (LVIP SSGA S&P 500 Index Fund, LVIP SSGA Bond Index Fund, LVIP SSGA Small-Cap Index Fund, LVIP SSGA International Index Fund, LVIP SSGA Large Cap 100 Fund, LVIP SSGA Small-Mid Cap 200 Fund, LVIP SSGA Developed International 150 Fund, LVIP SSGA Emerging Markets 100 Fund, and LVIP SSGA Mid-Cap Index Fund)(15)
(30) (b)	Schedule A to the Sub-Advisory Agreement dated April 30, 2008, as amended May 1, 2018, between LIAC and SSGA Funds Management, Inc. (LVIP SSGA Short-Term Bond Index Fund)(30)
(30) (c)	Schedule A to the Sub-Advisory Agreement dated April 30, 2008, as amended November 1, 2018, between LIAC and SSGA Funds Management, Inc. (LVIP SSGA Emerging Markets Index Fund)(31)
(31)	Sub-Advisory Agreement dated September 21, 2012 between LIAC and SSGA Funds Management, Inc. (LVIP SSGA Global Tactical Allocation Managed Volatility Fund)(18)
(32)(a)	Sub-Advisory Agreement effective May 1, 2016 between LIAC and SSGA Funds Management, Inc. (LVIP ClearBridge Large Cap Managed Volatility Fund, LVIP Multi-Manager Global Equity Managed Volatility Fund, LVIP Select Core Equity Managed Volatility Fund, LVIP SSGA International Managed Volatility Fund, LVIP Invesco Diversified Equity-Income Managed Volatility Fund, LVIP Invesco Select Equity Managed Volatility Fund, LVIP Franklin Templeton Value Managed Volatility Fund, LVIP Blended Core Equity Managed Volatility Fund, LVIP American Century Select Mid Cap Managed Volatility Fund, LVIP SSGA Large Cap Managed Volatility Fund, LVIP SSGA SMID Cap Managed Volatility Fund, LVIP MFS International Equity Managed Volatility Fund, LVIP Dimensional International Equity Managed Volatility Fund, LVIP Dimensional U.S. Equity Managed Volatility Fund, LVIP JP Morgan Select Mid Cap Value Managed Volatility Fund, LVIP Franklin Templeton Global Equity Managed Volatility Fund, LVIP Blended Mid Cap Managed Volatility Fund, LVIP BlackRock Dividend Value Managed Volatility Fund, and LVIP Blended Large Cap Growth Managed Volatility Fund)(24)
(32)(b)	Schedule A to the Sub-Advisory Agreement effective May 1, 2016, as amended December 27, 2017, between LIAC and SSGA Funds Management, Inc.(30)
(33)(a)	Sub-Advisory Agreement dated February 8, 2016 between LIAC and T. Rowe Price Associates, Inc. (LVIP Blended Mid Cap Managed Volatility Fund)(24)
(33)(b)	Schedule A to the Sub-Advisory Agreement effective February 8, 2016, as amended March 8, 2016, between LIAC and T. Rowe Price Associates, Inc. (LVIP Blended Mid Cap Managed Volatility Fund)(30)
(34)(a)	Sub-Advisory Agreement dated April 30, 2007 between LIAC and T. Rowe Price Associates, Inc. (LVIP T. Rowe Price Growth Stock Fund)(15)
(34)(b)	Schedule A to the Sub-Advisory Agreement dated April 30, 2007, as amended September 13, 2017, between LIAC and T. Rowe Price Associates, Inc. (LVIP T. Rowe Price Growth Stock Fund) (30)
(35)(a)	Sub-Advisory Agreement dated April 30, 2007 between LIAC and T. Rowe Price Associates, Inc. (LVIP T. Rowe Price Structured Mid-Cap Growth Fund)(15)
(35)(b)	Schedule A to the Sub-Advisory Agreement dated April 30, 2007, as amended March 8, 2016, between LIAC and T. Rowe Price Associates, Inc. (LVIP T. Rowe Price Structured Mid-Cap Growth Fund)(30)
(36)	Sub-Advisory Agreement dated February 1, 2018 between LIAC and T. Rowe Price Associates, Inc. (LVIP T. Rowe Price 2010 Fund, LVIP T. Rowe Price 2020 Fund, LVIP T. Rowe Price 2030 Fund, LVIP T. Rowe Price 2040 Fund, LVIP T. Rowe Price 2050 Fund)(29)

3

	(37)	Sub-Advisory Agreement dated September 21, 2012 between LIAC and Templeton Investment Counsel, LLC(18)
	(38)	No Longer Applicable
	(39)	No Longer Applicable
	(40)	Sub-Advisory Agreement dated February 8, 2016 between LIAC and Wellington Management Company, LLP (LVIP Blended Large Cap Growth Managed Volatility Fund)(24)
	(41)	Sub-Advisory Agreement dated July 1, 2016 between LIAC and Western Asset Management Company(25)
	(42)(a)	Advisory Fee Waiver Agreement dated March 7, 2013 between LIAC and LVIP Trust(18)
	(42)(b)	Schedule A to the Advisory Fee Waiver Agreement dated March 7, 2013, as amended March 8, 2019, between the LIAC and LVIP Trust(33)
	(43)	Consulting Agreement dated April 29, 2011 between LIAC and Dimensional Fund Advisors LP(14)
	(44)	Consulting Agreement dated January 1, 2018 between LIAC and Goldman Sachs Asset Management, L.P.(30)
	(45)	Consulting Agreement dated April 29, 2011 between LIAC and The Vanguard Group Inc.(14)
(7)	(1)(a)	Principal Underwriting Agreement dated January 1, 2012 between LVIP Trust and LFD(13)
	(1)(b)	Second Amendment effective November 1, 2018 to Principal Underwriting Agreement dated January 1, 2012 between LVIP Trust and LFD(32)
	(2)(a)	Distribution Services Agreement dated May 1, 2008 between LVIP Trust and LFD(16)
	(2)(b)	Schedule A to the Distribution Services Agreement dated May 1, 2008, as amended November 1, 2018, between LVIP Trust and LFD(32)
(8)		N/A
(9)	(1)	Mutual Fund Custody and Services Agreement dated June 19, 2018 between LVIP Trust and State Street Bank and Trust Company.(33)
	(2)	Fund Accounting and Financial Administration Agreement dated June 19, 2018 between LVIP Trust and State Street Bank and Trust Company.(33)
(10)	(1)	Service Class Distribution and Service Plan(33)
	(2)	No Longer Applicable
	(3)	Rule 18f-3 Multiple Class Plan approved September 15, 2015(23)
	(4)(a)	Fund Participation Agreement dated May 1, 2003, including certain amendments, between Lincoln Life and LVIP Trust(5)
	(4)(b)	Amendment effective May 1, 2014 to the Fund Participation Agreement between Lincoln Life and LVIP Trust(20)
	(5)(a)	Fund Participation Agreement dated May 1, 2003, including certain amendments, between Lincoln New York and LVIP Trust(6)
	(5)(b)	Amendment effective May 1, 2014 to the Fund Participation Agreement between Lincoln New York and LVIP Trust(20)
	(6)	Fund Participation Agreement dated June 5, 2007 between LVIP Trust, LFD, LIAC, Great-West Life & Annuity Insurance Company, and First-Great West Life & Annuity Insurance Company(3)
	(7)	Fund Participation Agreement dated June 5, 2007 between LVIP Trust, LFD, LIAC, and Nationwide Financial Services, Inc.(3)
	(8)	Fund Participation Agreement dated June 5, 2007 between LVIP Trust, LFD, LIAC, and New York Life Insurance and Annuity Corporation(3)
	(9)	Fund Participation Agreement dated June 5, 2007 between LVIP Trust, LFD, Lincoln Investment Advisors and RiverSource Life Insurance Company(3)
	(10)	Fund Participation Agreement dated June 5, 2007 between LVIP Trust, LFD, LIAC, and Standard Insurance Company(3)
(11)	Fund Participation Agreement dated July 30, 2010 between LVIP Trust, Lincoln Life, Lincoln New York, LIAC,
American Funds Insurance Series, Capital Research and Management Company, Capital Income Builder,
Intermediate Bond Fund of America, Short-Term Bond Fund of America and American Funds Service
Company(10)
	(12)	Fund Participation Agreement dated June 12, 2009 between LVIP Trust, LFD, LIAC, and AIG Life Insurance Company(8)
	(13)(a)	Fund Participation Agreement dated June 12, 2009 between LVIP Trust, LFD, LIAC, and American International Life Assurance Company of New York(8)
(13)(b)	Assignment dated November 30, 2010 of Fund Participation Agreement dated June 12, 2009 between LVIP
Trust, LFD, LIAC, and American International Life Assurance Company of New York to United States Life
Insurance Company in the City of New York(8)
	(14)	Fund Participation Agreement dated May 28, 2009 between LVIP Trust, LFD, LIAC, and Commonwealth Annuity and Life Insurance Company(8)
	(15)	Fund Participation Agreement dated May 28, 2009 between LVIP Trust, LFD, LIAC, and First Allmerica Financial Life Insurance Company(8)

4

(16)	Master Fund Participation Agreement dated June 30, 2010 between LVIP Trust, Lincoln Life, Lincoln New
York, American Funds Insurance Series, Capital Research and Management Company, and American Funds
Service Company(9)
	(17)(a)	Form of Fund of Funds Participation Agreement Pursuant to SEC Exemptive Order under Section 12 of the Investment Company Act of 1940 (20)
	(17)(b)	Form of Fund of Funds Operational Participation Agreement(20)
(12)		Legal Opinion of Counsel regarding issuance of shares(34)
(13)	(1)(a)	Administration Agreement dated January 1, 2015 between LVIP Trust and Lincoln Life(21)
	(1)(b)	Administration Agreement Amendment effective May 1, 2017 between LVIP Trust and Lincoln Life(30)
	(2)(a)	Expense Limitation Agreement dated March 7, 2013 between LIAC and LVIP Trust(18)
	(2)(b)	Schedule A to the Expense Limitation Agreement dated March 7, 2013, as amended April 10, 2018 between the LIAC and LVIP Trust(30)
	(3)	Administrative Services Agreement dated July 30, 2010 between Capital Research and Management Company and LIAC(10)
	(4)	Amendment to Money Market Fee Waiver Agreement effective May 1, 2019 between LIAC, LVIP Trust, and LFD(33)
(14)		Consent of Independent Registered Public Accounting Firm(34)
(15)		N/A
(16)		Power of Attorney regarding Form N-14(34)
(17)	(1)	Code of Ethics for LVIP Trust and LIAC(24)
	(2)	Code of Ethics for LFD(12)
	(3)	Code of Ethics American Century Investment Management(33)
	(4)	Code of Ethics for BAMCO, Inc.(22)
	(5)	Code of Ethics for BlackRock affiliated companies(22)
	(6)	Code of Ethics for Capital Research and Management Company(30)
	(7)	Code of Ethics for ClearBridge Investments(33)
	(8)	Code of Ethics for Delaware Investments(19)
	(9)	Code of Ethics for Dimensional Fund Advisors LP(22)
	(10)	Code of Ethics for Franklin affiliated companies(33)
	(11)	Code of Ethics for Goldman Sachs Asset Management, L.P.(22)
	(12)	Code of Ethics for Invesco Advisers(33)
	(13)	Code of Ethics for Invesco Capital Management(33)
	(14)	Code of Ethics for J.P. Morgan Investment Management Inc. and affiliated companies(33)
	(15)	Code of Ethics for Loomis, Sayles & Company, L.P. (33)
	(16)	Code of Ethics for MFS Investment Management(33)
	(17)	Code of Ethics for Milliman Financial Risk Management LLC(24)
	(18)	Code of Ethics for Mondrian Investment Partners Limited(2)
	(19)	Code of Ethics for Pacific Investment Management Company LLC (26)
	(20)	Code of Ethics for SSGA Funds Management, Inc.(33)
	(21)	Code of Ethics for QS Investors(33)
	(22)	Code of Ethics for T. Rowe Price Group, Inc.(33)
	(23)	No Longer Applicable
	(24)	Code of Ethics for Wellington Management Company, LLP(19)
	(25)	Code of Ethics for Western Asset Management Company(25)
(1)	Filed on April 4, 2003 with Post-Effective Amendment No. 13 (File No. 33-70742) and incorporated by reference.
(2)	Filed on April 5, 2006 with Post-Effective Amendment No. 19 (File No. 33-70742) and incorporated by reference.
(3)	Filed on April 15, 2008 with Post-Effective Amendment No. 41 (File No. 33-70742) and incorporated by reference.
(4)	Filed on March 20, 2009 with Post-Effective Amendment No. 59 (File No. 33-70742) and incorporated by reference.
(5)	Filed on April 3, 2009 with Post-Effective Amendment No. 21 (File No. 333-68842) and incorporated by reference.
(6)	Filed on April 9, 2009 with Post-Effective Amendment No. 6 (File No. 333-145531) and incorporated by reference.
(7)	Filed on July 30, 2010 with Post-Effective Amendment No. 92 (File No. 33-70742) and incorporated by reference.
(8)	Filed on April 6, 2011 with Post-Effective Amendment No. 99 (File No. 33-70742) and incorporated by reference.
(9)	Filed on April 12, 2011 with Post-Effective Amendment No. 103 (File No. 33-70742) and incorporated by reference.
(10)	Filed on April 12, 2011 with Post-Effective Amendment No. 104 (File No. 33-70742) and incorporated by reference.
(11)	Filed on January 24, 2012 with Post-Effective Amendment No. 121 (File No. 33-70742) and incorporated by reference.
(12)	Filed on March 1, 2012 with Post-Effective Amendment No. 123 (File No. 33-70742) and incorporated by reference.
(13)	Filed on April 9, 2012 with Post-Effective Amendment No. 125 (File No. 33-70742) and incorporated by reference.
(14)	Filed on April 11, 2012 with Post-Effective Amendment No. 129 (File No. 33-70742) and incorporated by reference.
(15)	Filed on April 30, 2012 with Post-Effective Amendment No. 132 (File No. 33-70742) and incorporated by reference.
(16)	Filed on August 27, 2012 with Post-Effective Amendment No. 141 (File No. 33-70742) and incorporated by reference.
(17)	Filed on January 7, 2013 with Post-Effective Amendment No. 143 (File No. 33-70742) and incorporated by reference.

5

(18)	Filed on April 30, 2013 with Post-Effective Amendment No. 145 (File No. 33-70742) and incorporated by reference.
(19)	Filed on January 27, 2014 with Post-Effective Amendment No. 150 (File No. 33-70742) and incorporated by reference.
(20)	Filed on April 30, 2014 with Post-Effective Amendment No. 152 (File No. 33-70742) and incorporated by reference.
(21)	Filed on January 6, 2015 with Post-Effective Amendment No. 157 (File No. 33-70742) and incorporated by reference.
(22)	Filed on April 30, 2015 with Post-Effective Amendment No. 162 (File No. 33-70742) and incorporated by reference.
(23)	Filed on January 8, 2016 with Post-Effective Amendment No. 164 (File No. 33-70742) and incorporated by reference.
(24)	Filed on April 29, 2016 with Post-Effective Amendment No. 168 (File No. 33-70742) and incorporated by reference.
(25)	Filed on June 30, 2016 with Post-Effective Amendment No. 170 (File No. 33-70742) and incorporated by reference.
(26)	Filed on April 28, 2017 with Post-Effective Amendment No. 178 (File No. 33-70742) and incorporated by reference.
(27)	Filed on November 30, 2017 with Post-Effective Amendment No. 180 (File No. 33-70742) and incorporated by reference.
(28)	Filed on January 4, 2018 with Post-Effective Amendment No. 181 (File No. 33-70742) and incorporated by reference.
(29)	Filed on January 31, 2018 with Post-Effective Amendment No. 182 (File No. 33-70742) and incorporated by reference.
(30)	Filed on April 30, 2018 with Post-Effective Amendment No. 186 (File No. 33-70742) and incorporated by reference.
(31)	Filed on September 28, 2018 with Post-Effective Amendment No. 190 (File No. 33-70742) and incorporated by reference.
(32)	Filed on October 31, 2018 with Post-Effective Amendment No. 192 (File No. 33-70742) and incorporated by reference.
(33)	Filed on April 30, 2019 with Post-Effective Amendment No. 199 (File No. 33-70742) and incorporated by reference.
(34)	Filed on July 31, 2019 with Pre-Effective Amendment No. 3 (File No. 33-70742) and incorporated by reference.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

6

SIGNATURE PAGE

Pursuant to the requirements of the Securities Act of 1933 this Registration Statement has been signed on behalf by the Registrant and the undersigned, duly authorized, in the City of Fort Wayne, and State of Indiana, on this 31st day of July, 2019.

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

By: /s/ Jayson R. Bronchetti
Jayson R. Bronchetti
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in their capacities indicated on July 31, 2019.

Signature	Title

/s/ Ellen Cooper*	Chairman of the Board and Trustee
Ellen Cooper

By: /s/ Jayson R. Bronchetti	President
Jayson R. Bronchetti	(Principal Executive Officer)

By: /s/ William P. Flory, Jr.	Chief Accounting Officer
William P. Flory, Jr.	(Principal Accounting Officer and Principal Financial Officer)

/s/ Steve A. Cobb*	Trustee
Steve A. Cobb

/s/ Elizabeth S. Hager*	Trustee
Elizabeth S. Hager

/s/ Barbara L. Lamb*	Trustee
Barbara L. Lamb

/s/ Gary D. Lemon*	Trustee
Gary D. Lemon

/s/ Thomas A. Leonard*	Trustee
Thomas A. Leonard

/s/ Charles I. Plosser*	Trustee
Charles I. Plosser

/s/ Pamela L. Salaway*	Trustee
Pamela L. Salaway

/s/ Brian W. Wixted*	Trustee
Brian W. Wixted

/s/ Nancy B. Wolcott*	Trustee
Nancy B. Wolcott

By: /s Jayson R. Bronchetti	Attorney-in-Fact
Jayson R. Bronchetti

* Pursuant to a Power of Attorney filed herewith as Exhibit EX-99.16.16.